UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23863

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1048

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Infrastructure Income Fund Inc.

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1048

(Name and address of agent for service)

(855) 777-8001

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

IN PROFILE

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., a Manitoba limited partnership (“BAM PIC Canada,” or the “Adviser”), provides investment advisory services to the Fund and certain public and private investment vehicles and programs that Brookfield currently manages and participates in, and may in the future manage and participate in, including co-investment vehicles, sidecar vehicles, separate accounts, region-specific vehicles, strategy-specific vehicles, sector-specific vehicles and Brookfield proprietary accounts (collectively, “Brookfield Accounts”). BAM PIC Canada is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) ("BAM Ltd."). Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of BAM Ltd. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 73% interest in BAM Ltd. BAM Ltd.is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with over $1 trillion of assets under management as of December 31, 2025.

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion of Fund Performance	4
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	18
Consolidated Statement of Operations	19
Consolidated Statements of Changes in Net Assets	20
Consolidated Statement of Cash Flows	21
Consolidated Financial Highlights	22
Notes to Consolidated Financial Statements	26
Report of Independent Registered Public Accounting Firm	44
Tax Information	45
Information Concerning Directors and Officers	46
Dividend Reinvestment Plan	50
Joint Notice of Privacy Policy	51

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide the Annual Report for Brookfield Infrastructure Income Fund Inc. (the “Fund” or “BII”) for the year ended December 31, 2025.

Deal activity trended positively throughout the year as capital markets remained resilient, fueled by easing inflationary pressures, stabilizing interest rates and the accelerated growth of artificial intelligence (“AI”).

Despite the improving rate environment, geopolitical tensions presented a challenging backdrop for investors, who have remained cautious amid potential policy shifts, new tariffs and trade uncertainties.

The Fund delivered a positive return during the year, demonstrating the resiliency of our portfolio against the mixed macroeconomic and geopolitical backdrop. Performance was underpinned by the strong cash flow profile of our assets, with 85% of revenues being either regulated or contracted and 75% with inflation-linked escalators. These characteristics have helped to provide consistency across various market environments.

Portfolio Update

BII deployed $1.5 billion during the year, with the total number of investments in the Fund increasing by 11 to 47 as of December 31, 2025. We’ve highlighted a few key transactions that closed in the second half of 2026 below:

U.S. Pipeline System (Colonial)

BII, alongside Brookfield, closed the acquisition of Colonial Enterprises (“Colonial”), the largest refined products pipeline system in the U.S., with 2.5 million barrels per day of capacity spanning 5,500 miles from Texas to New York. The pipeline operates as the lowest cost source of refined products supply to the U.S. East Coast, delivering approximately 50% of the East Coast refined products demand from Gulf Coast refineries. We acquired the asset at an attractive transaction multiple of 9x EBITDA and expect to benefit from a mid-teen cash yield, resulting in a seven-year payback period. We are excited to be the first single owner of this system (split ownership historically), enabling streamlined decision making with near-term efforts focused on business integration and initiating our value creation activities.

U.S. Digital Infrastructure Platform (5C Group)

We closed a structured equity investment in 5C Group, an AI data center and digital infrastructure platform. The company operates two business segments: 5C Data Centers and Hypertec Cloud. 5C Data Centers is a North American hyperscale AI data center platform, and Hypertec Cloud provides GPU compute, network and storage infrastructure optimized for AI workloads on an “as-a-service” basis to support the needs of contracted, AI users. Our preferred equity investment has strong risk mitigation, benefiting from fixed price, take-or-pay contracts with a preferential liquidation / cash position over equity holders until a preferred return is achieved.

U.S. Fiber Network (Hotwire)

BII participated in the acquisition of Hotwire, a leading provider of bulk fiber-to-the-home services that develops, builds and operates regional fiber networks that serve residential communities in the U.S. The company employs a differentiated strategy focused on securing bulk fiber agreements with homeowner associations (“HOAs”), providing 100% of the residences in the communities with critical fiber services underpinned by a long-term, take-or-pay and inflation-linked contractual framework. We believe Hotwire is well positioned for growth, with over 12 million addressable HOAs in Hotwire’s footprint and an exclusive partnership with the second-largest homebuilder in the U.S.

2025 Annual Report	1

LETTER TO SHAREHOLDERS (continued)

Bloom Energy Partnership

Brookfield entered into a capital partnership with Bloom Energy (“Bloom”) under which it will have the opportunity to fund up to $5 billion to deploy Bloom’s advanced fuel cell technology (~$1 billion of equity). Bloom, founded in 2001, manufactures fuel cells, which are modular “energy servers” that convert natural gas or hydrogen into electricity through a high-efficiency electrochemical process without combustion. The framework agreement contemplates providing behind-the-meter (“BTM”), low emission power generation for AI infrastructure. The revenue profile is underpinned by long-term take-or-pay contracts with investment-grade counterparties.

Bloom’s fuel cells deliver reliable, scalable and clean onsite power to AI factories that can be rapidly deployed without legacy grids. For context, Bloom’s fuel cells can be brought to market in 12-18 months, whereas similar energy solutions such as combined cycle gas turbines take 4-6 years and micro and small modular nuclear reactors are expected to take over 5 years. Together, Brookfield and Bloom are redefining how AI factories are built and powered and are actively collaborating on the design and delivery of projects globally. BII participated in its first asset under the partnership in December 2025.

North American Railcar Network (Michigan Rail)

BII participated in the acquisition of the second largest railcar leasing platform in North America. Brookfield entered into a joint venture to acquire the network with a strategic partner, GATX Corporation (“GATX”), an established railcar leasing operator with over a century of experience. This bilateral transaction demonstrates our ability to source proprietary deal flow through boots-on-the-ground relationships with corporates, leveraging our connections with both the seller and our strategic partner, GATX. The diversified fleet is comprised of highly utilized, cash generative assets and includes over 125,000 railcars and 440 locomotives, with GATX operating the portfolio. The investment is fully contracted and offers strong risk mitigation from in-place cash flows, residual asset value, and structured transfer of ownership to GATX over time.

Outlook

In 2026, we believe the outlook for infrastructure has never been stronger. The sector has historically delivered stable and growing results through every market cycle for decades, and it now stands at the intersection of powerful global forces—the Three D’s: digitalization, decarbonization and deglobalization. Each is accelerating a structural investment cycle that continues to expand in both scope and scale as institutional allocations to the asset class continue to rise, providing funding that will build out the backbone of the global economy.

We believe that, independent of geopolitical or macroeconomic uncertainty, infrastructure investments are inherently built to weather market cycles. The sector’s resilience stems from its core characteristics: perpetual, long-lived assets with high barriers to entry; contracted or regulated revenue streams that are typically indexed to inflation; and stable, predictable cash yields with low correlation to public markets. These structural features provide inflation protection and support steady performance across environments. While short-term frictions may arise, they do not alter the fundamental trajectory of growth. The essential and enduring nature of infrastructure continues to underpin its strength through periods of cyclical volatility.

We believe that supportive financial conditions and accelerating secular themes are positioning the global infrastructure sector for enduring growth. The AI buildout cannot occur without clean, reliable power, grid modernization cannot proceed without private capital, and the reindustrialization of economies cannot succeed without the digital and energy infrastructure to support it. This convergence is creating an opportunity for disciplined, long-term investors to fund the physical backbone of the global economy’s next phase.

Across the power, data and manufacturing ecosystems, the scale of required capital far exceeds what corporates and sovereigns can fund alone. This dynamic is driving a wave of large-scale partnerships, joint ventures and privatizations, as governments and hyperscalers seek off–balance sheet solutions. These collaborations are enabling the rapid delivery of essential infrastructure—from sovereign compute facilities and AI ecosystems to behind-the-meter generation and next-generation manufacturing capacity.

2	Brookfield

LETTER TO SHAREHOLDERS (continued)

Looking ahead, it’s become clear that the Three Ds are no longer separate megatrends but are the converging foundation of global growth, defining the opportunity set for the next decade. With a more favorable interest rate backdrop and persistent macroeconomic tailwinds driven by global megatrends supportive of our business, we expect the pipeline of investment opportunities for BII to continue to grow.

We welcome your questions and comments and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.privatewealth.brookfield.com for more information. Thank you for your support.

Chloe Berry

President

Brookfield Infrastructure Income Fund Inc.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2025, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Quasar Distributors, LLC is the distributor of Brookfield Infrastructure Income Fund Inc.

2025 Annual Report	3

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Brookfield Infrastructure Income Fund Inc. Class I shares returned 8.81% for the year ended December 31, 2025. The Fund’s positive return was supported by the continued success of the operational value-add initiatives within the portfolio’s investments, as well as our capital deployment throughout the year. Below are several key drivers of the Fund’s performance:

Nuclear Services (Westinghouse)

Westinghouse, our nuclear services company, delivered strong results this year, supported by growth across its core fuel and services businesses and sustained momentum in new reactor development. Westinghouse was successful in building its backlog throughout the year, securing $7.3 billion of new commercial orders, approximately 60% above plan, underpinned by strong demand from the existing reactor fleet and new-build initiatives.

In addition to strong operating performance, the year was highlighted by Westinghouse’s landmark strategic partnership with the U.S. Government to deploy up to $80 billion of new nuclear reactors utilizing Westinghouse technology. This partnership is expected to create significant long-term value through new AP1000 reactor development and, over time, through fuel and maintenance services across the reactors’ 80+ year operating lives. We believe this partnership is also a powerful catalyst for the broader nuclear sector by providing the long-term demand certainty needed to help unlock supply chain investment, reducing future costs and accelerating new reactor development globally. This positions Westinghouse to expand the deployment of its technology well beyond this initial order, both in the U.S. and internationally.

Colombian Renewable Power (Isagen)

In October, BII increased its position in Isagen, our Colombian Renewable Power investment, which operates a 3.3-gigawatt (GW) portfolio of renewable assets that contributes to Colombia’s power system and is the country’s largest pure-play renewables platform. BII’s decision to increase its position was underpinned by several key investment themes driving long-term growth at Isagen. Colombia is one of Latin America’s most attractive growth markets, with above average regional GDP expansion driven by consumption and industrial activity. GDP expansion is growing at a rate of 3% per annum, driving higher energy demand and prices. Given its ability to generate consistent baseload supply, Isagen is positioned to benefit from an improved contracted cash flow profile by securing longer-duration, premium-priced power purchase agreements. Isagen also has an actionable 3 GW renewable development pipeline that could generate returns that may positively contribute to BII's targeted returns.

This year our investment thesis played out, with the business benefiting from stronger power demand through 2025. On the commercial front, Isagen signed 29 new contracts totaling ~20% of its capacity with an average tenor of 8.5 years, materially de-risking future cash flows. In parallel, the platform advanced its growth strategy progressing a 200 megawatt (MW) project and acquiring projects totaling ~600 MW during the year.

Australian Electric Transmission (AusNet Services)

AusNet is a portfolio of four distinct regulated and contracted utility businesses in Victoria, Australia, with over 60,000 kilometers of electricity transmission and distribution lines. During the year, AusNet executed a number of initiatives to strengthen grid resilience and support the energy transition in Victoria. A key milestone was achieved in the fourth quarter at Western Renewables Link (“WRL”), a ~A$4 billion 500-kilovolt transmission augmentation project expected to enable approximately 3 GW of additional renewable energy capacity for the state. AusNet finalized the commercial framework with the Victorian Government and executed a binding construction contract for WRL, helping to de-risk execution and improve visibility on capital deployment and potential returns. In addition to WRL, AusNet advanced its broader regulated and contracted capital program, supporting growth in the regulated asset base and positioning the business for sustained, inflation-protected earnings growth.

4	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance

Additionally, on a 100% basis, AusNet completed nearly A$1.5 billion of capital investments in 2025 and successfully completed over A$1.8 billion in long-term financings at attractive fixed rates. These proceeds have helped to fund accretive projects within the network and to retire maturing debt facilities.

Overall, BII has delivered consistent results over the last 12 months, and we believe the Fund continues to demonstrate the importance of owning high quality infrastructure assets across market environments. We believe an allocation to a diversified portfolio of infrastructure assets is essential for a client’s portfolio, especially as we continue to face macroeconomic and geopolitical uncertainty.

We look forward to updating you on future portfolio developments throughout 2026.

Average Annual Total Returns*

As of December 31, 2025	1 Year	Since Inception†	Inception Date
Class I	8.81%	8.55%	November 1, 2023
Class S (Excluding Sales Charge)	7.91%	7.63%	December 1, 2023
Class S (Including Sales Charge)	4.11%	5.82%	December 1, 2023
Class D (Excluding Sales Charge)	8.70%	8.33%	March 1, 2024
Class D (Including Sales Charge)	6.53%	7.17%	March 1, 2024
FTSE Global Core Infrastructure 50/50 Index	14.36%	17.29%	November 1, 2023

*	All returns shown in USD.
†	Returns for less than one year are not annualized.

Cumulative Returns

The graph below illustrates a hypothetical investment of $10,000 in the Fund—based on price from the commencement of investment operations on November 1, 2023 through December 31, 2025, compared to the FTSE Global Core Infrastructure 50/50 Index.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

2025 Annual Report	5

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Fund Performance

Disclosure

Past performance is no guarantee of future results.

All returns are shown in United States Dollars (“USD”).

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly into an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Consolidated Schedule of Investments contained in this report for a full listing of the Fund’s holdings.

Investing in the Fund involves a high degree of risk, including possible loss of principal invested. There can be no assurance that the Fund will achieve its investment objective.

The Fund will subject Fund stockholders to greater risks associated with private market investments with potential limited liquidity. An investment in the Fund should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Private infrastructure investments are subject to the risks incidental to the ownership and operation of infrastructure projects, including risks associated with the general economic climate, geographic or market concentration, government regulations and fluctuations in interest rates. Since investments in infrastructure securities, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of the these investments. Such specific market conditions could include, but are not limited to, the following: (i) demand for commodities, such as natural gas or minerals; (ii) impact of alternative technologies on our business and cyber security attacks; (iii) ability to successfully identify, complete and integrate acquisitions; (iv) competition with other market participants; (v) construction or expansion or projects, environmental damage and future capital expenditures; (vi) economic regulation and adverse regulatory decisions in the countries we operate, including nationalization or the imposition of new taxes; (vii) supply chain disruptions; and (viii) adverse claims or governmental rights or governmental rights asserted against the lands used for our infrastructure assets.

The Fund currently intends to use leverage from time to time to facilitate short-term working capital requirements and to seek to achieve its investment objectives. Leverage creates risks that may adversely affect the return for the stockholders.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2025 and subject to change based on subsequent developments.

6	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments

December 31, 2025

US$ THOUSANDS	DATE ACQUIRED[1]	FOOTNOTE	LOCATION	COST[2]	FAIR VALUE
PRIVATE INVESTMENTS - 85.7%

PRIVATE EQUITY INVESTMENTS - 71.9%

Renewable Power & Transition 28.7%
Canadian Wind Portfolio (Ontario Wind)	November 2022	3,4,5,14	North America	$102,858	$110,328
Colombian Renewable Power (Isagen)	December 2022	3,5,6,14	Latin America	377,519	386,672
Global Renewable Power (Neoen)	December 2024	3,5,6,14	Global	267,154	335,130
Nuclear Services (Westinghouse)	November 2023	3,5,6,14	North America	114,765	229,217
Terraform Renewable Power (TERP)	November 2022	3,5,6,14	Global	150,065	116,831
U.K. Offshore Wind (Orsted)	December 2024	3,5,6,14	Europe	14,521	14,307
U.K. Wind & Solar (OnPath)	December 2023	3,5,6,14	Europe	16,100	21,146
U.S. Hydro (Smoky Mountain)	March 2023	3,4,5,7,14	North America	66,289	115,628
U.S. Renewable Power (Geronimo Power)	May 2025	3,5,6,14	North America	43,236	41,858
Total Renewable Power & Transition				1,152,507	1,371,117

Transport 13.4%
European LNG Vessels (Knutsen LNG)	March 2023	8,14	Europe	37,500	29,638
European Port Operation (ADP)	October 2025	3,5,6,14	Europe	3,059	3,202
Global Container Network (Triton International)	April 2023	3,5,6,14	North America	80,007	99,750
North American Railcar Network (Michigan Rail)	December 2025	3,5,6,14	North America	35,250	35,250
U.K. & European Diversified Infrastructure	October 2024	8,9,14	Europe	269,642	309,253
U.S. Toll Road (SH 130)	December 2024	8,14	North America	150,148	162,868
Total Transport				575,606	639,961

Utilities 11.5%
Australian Utility (AusNet Services)	November 2022	3,4,5,14	Asia Pacific	92,214	117,650
North American Residential Infrastructure (Enercare)	November 2022	3,4,5,14	North America	118,092	171,100
North American Residential Infrastructure (Homeserve)	January 2023	3,5,6,14	North America	89,943	109,629
South Korean Industrial Gas Platform (SK Aircore)	October 2025	3,5,6,14	Asia Pacific	18,842	19,233
U.K. Utility (SGN)	November 2022	3,4,5,14	Europe	51,268	67,736
U.S. Utility (FirstEnergy Transmission)	November 2022	3,5,6,14	North America	56,033	66,006
Total Utilities				426,392	551,354

Midstream 10.5%
Canadian Midstream (Inter Pipeline)	November 2022	3,4,5,14	North America	164,195	190,094
U.S. Pipeline System (Colonial)	July 2025	3,5,6,14	North America	306,219	312,104
Total Midstream				470,414	502,198

Data 7.8%
Behind-the-Meter Solutions (Bloom Energy Partnership)	December 2025	3,5,6,14	North America	8,589	8,589
European Telecom Towers (GD Towers)	February 2023	3,5,6,14	Europe	66,168	99,210
GCC Tower Portfolio	June 2025	3,5,6,14	Asia Pacific	7,324	7,996
U.S. Digital Infrastructure Platform (5C Group)	July 2025	3,5,6,14	North America	112,500	120,885
U.S. Fiber Network (Hotwire)	September 2025	3,5,6,14	North America	97,042	101,049
U.S. Semiconductor Foundry (Intel Partnership)	January 2023	3,4,5,10,14	North America	–	28,200
U.S. Wireless Infrastructure (SVP)	December 2024	3,4,5,14	North America	7,543	8,933
Total Data				299,166	374,862
Total PRIVATE EQUITY INVESTMENTS				2,924,085	3,439,492

PRIVATE DEBT INVESTMENTS - 13.8%
BII BID Aggregator A L.P.	December 2023	3,5,13	North America	472,429	443,612
BII BID Aggregator B L.P.	December 2023	3,5,13	North America	84,813	92,240
BII BID Aggregator D L.P.	May 2025	3,5,13	North America	61,250	63,206
BII BID Preferred Aggregator L.P.	May 2024	3,5,13	North America	54,569	56,318
BII BID Solar Aggregator L.P.	October 2025	3,5,13	North America	1,361	1,361

See Notes to Consolidated Financial Statements.

2025 Annual Report	7

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

US$ THOUSANDS	DATE ACQUIRED[1]	FOOTNOTE	LOCATION	COST[2]	FAIR VALUE
PRIVATE INVESTMENTS - 85.7% (continued)
PRIVATE DEBT INVESTMENTS - 13.8% (continued)
BII BID Solar II Aggregator L.P.	October 2025	3,5,13	North America	$5,587	$5,587
Total PRIVATE DEBT INVESTMENTS				680,009	662,324

Total PRIVATE INVESTMENTS				3,604,094	4,101,816

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.7%
Corporate Bonds 11.1%

Electric Utilities 0.0%
American Electric Power Co., Inc., 2.30%, 03/01/2030		North America	1,500	1,387

Infrastructure Services 0.6%
Republic Services, Inc., 2.90%, 07/01/2026		North America	7,842	7,805
Waste Connections, Inc., 4.25%, 12/01/2028		North America	8,316	8,378
Waste Management, Inc., 3.15%, 11/15/2027		North America	6,614	6,538
Waste Management, Inc., 4.50%, 03/15/2028		North America	1,557	1,578
Xylem, Inc., 1.95%, 01/30/2028		North America	5,460	5,241
Total Infrastructure Services			29,789	29,540

Oil Gas Transportation & Distribution 3.5%
Boardwalk Pipelines LP, 4.45%, 07/15/2027		North America	4,886	4,904
Boardwalk Pipelines LP, 4.80%, 05/03/2029		North America	3,220	3,263
Buckeye Partners LP, 4.13%, 12/01/2027		North America	2,542	2,511
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/2029		North America	1,755	1,715
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027		North America	8,036	8,114
Cheniere Energy, Inc., 4.63%, 10/15/2028		North America	6,529	6,520
Columbia Pipelines Holding Co. LLC, 6.04%, 08/15/2028	11	North America	533	554
DCP Midstream Operating LP, 5.63%, 07/15/2027		North America	9,333	9,511
DT Midstream, Inc., 4.13%, 06/15/2029	11	North America	4,674	4,615
Enbridge, Inc., 3.70%, 07/15/2027		North America	9,886	9,836
Energy Transfer LP, 6.00%, 02/01/2029	11	North America	7,575	7,658
Enterprise Products Operating LLC, 3.70%, 02/15/2026		North America	2,865	2,863
Enterprise Products Operating LLC, 3.95%, 02/15/2027		North America	3,639	3,643
EQT Corp., 4.50%, 01/15/2029		North America	2,174	2,180
Hess Midstream Operations LP, 5.13%, 06/15/2028	11	North America	5,264	5,286
Kinder Morgan, Inc., 4.30%, 03/01/2028		North America	1,857	1,866
Kinder Morgan, Inc., 5.00%, 02/01/2029		North America	1,952	1,998
Kinetik Holdings LP, 6.63%, 12/15/2028	11	North America	2,779	2,862
Midwest Connector Capital Co. LLC, 4.63%, 04/01/2029	11	North America	3,530	3,537
MPLX LP, 1.75%, 03/01/2026		North America	205	204
MPLX LP, 4.00%, 03/15/2028		North America	6,095	6,084
MPLX LP, 4.13%, 03/01/2027		North America	1,070	1,070
Northwest Pipeline LLC, 4.00%, 04/01/2027		North America	1,531	1,530
NuStar Logistics LP, 6.00%, 06/01/2026		North America	2,102	2,106
ONEOK, Inc., 4.55%, 07/15/2028		North America	4,538	4,579
ONEOK, Inc., 5.38%, 06/01/2029		North America	3,624	3,738
Plains All American Pipeline LP, 3.55%, 12/15/2029		North America	5,294	5,147
Rockies Express Pipeline LLC, 4.95%, 07/15/2029	11	North America	411	410
Sabine Pass Liquefaction LLC, 4.20%, 03/15/2028		North America	2,870	2,873
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026		North America	188	188
South Bow USA Infrastructure Holdings LLC, 4.91%, 09/01/2027		North America	10,495	10,593
South Bow USA Infrastructure Holdings LLC, 5.03%, 10/01/2029		North America	1,298	1,318
Spectra Energy Partners LP, 3.38%, 10/15/2026		North America	1,541	1,534
Targa Resources Corp., 5.20%, 07/01/2027		North America	1,512	1,537

See Notes to Consolidated Financial Statements.

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BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.7% (continued)
Corporate Bonds 11.1% (continued)

Oil Gas Transportation & Distribution 3.5% (continued)
Targa Resources Partners LP, 6.88%, 01/15/2029		North America	$9,534	$9,648
Texas Eastern Transmission LP, 3.50%, 01/15/2028	11	North America	2,446	2,420
TransCanada PipeLines Ltd., 4.25%, 05/15/2028		North America	1,374	1,377
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/2028		North America	9,687	9,682
Western Midstream Operating LP, 4.75%, 08/15/2028		North America	9,944	10,064
Whistler Pipeline LLC, 5.40%, 09/30/2029	11	North America	5,942	6,128
Total Oil Gas Transportation & Distribution			164,730	165,666

Oil, Gas & Consumable Fuels 0.3%
DT Midstream, Inc., 4.30%, 04/15/2032	11	North America	3,696	3,575
Kinder Morgan Energy Partners LP, 7.75%, 03/15/2032		North America	3,300	3,845
Sunoco LP, 4.50%, 10/01/2029	11	North America	508	495
TransCanada PipeLines Ltd., 4.10%, 04/15/2030		North America	6,000	5,936
Total Oil, Gas & Consumable Fuels			13,504	13,851

Telecommunications 1.7%
American Tower Corp., 3.65%, 03/15/2027		North America	3,792	3,775
American Tower Corp., 5.25%, 07/15/2028		North America	3,315	3,409
AT&T, Inc., 1.70%, 03/25/2026		North America	3,988	3,968
British Telecommunications plc, 5.13%, 12/04/2028		Europe	9,381	9,630
CCO Holdings LLC, 6.38%, 09/01/2029	11	North America	1,545	1,566
Charter Communications Operating LLC, 3.75%, 02/15/2028		North America	481	474
Comcast Corp., 2.35%, 01/15/2027		North America	7,933	7,811
Comcast Corp., 3.15%, 03/01/2026		North America	1,447	1,447
Cox Communications, Inc., 3.50%, 08/15/2027	11	North America	7,148	7,067
Cox Communications, Inc., 5.45%, 09/15/2028	11	North America	200	206
Crown Castle, Inc., 4.00%, 03/01/2027		North America	1,046	1,044
Crown Castle, Inc., 5.00%, 01/11/2028		North America	2,672	2,714
Crown Castle, Inc., 5.60%, 06/01/2029		North America	1,493	1,550
Digital Realty Trust LP, 3.70%, 08/15/2027		North America	5,579	5,549
Equinix, Inc., 1.45%, 05/15/2026		North America	936	927
Equinix, Inc., 1.55%, 03/15/2028		North America	658	624
Equinix, Inc., 1.80%, 07/15/2027		North America	2,174	2,101
Frontier Communications Holdings LLC, 5.88%, 10/15/2027	11	North America	2,942	2,952
Frontier Communications Holdings LLC, 8.63%, 03/15/2031	11	North America	824	867
Rogers Communications, Inc., 3.20%, 03/15/2027		North America	4,877	4,829
Sprint Capital Corp., 6.88%, 11/15/2028		North America	2,870	3,081
T-Mobile USA, Inc., 1.50%, 02/15/2026		North America	445	444
T-Mobile USA, Inc., 3.38%, 04/15/2029		North America	1,444	1,408
T-Mobile USA, Inc., 3.75%, 04/15/2027		North America	4,470	4,457
Verizon Communications, Inc., 2.10%, 03/22/2028		North America	829	796
Verizon Communications, Inc., 4.02%, 12/03/2029		North America	625	621
Verizon Communications, Inc., 4.33%, 09/21/2028		North America	7,095	7,155
Total Telecommunications			80,209	80,472

Transportation 0.5%
Canadian National Railway Co., 2.75%, 03/01/2026		North America	2,990	2,984
Canadian Pacific Railway Co., 1.75%, 12/02/2026		North America	6,198	6,077
CSX Corp., 2.60%, 11/01/2026		North America	6,640	6,571
CSX Corp., 3.80%, 03/01/2028		North America	3,124	3,120
Union Pacific Corp., 2.75%, 03/01/2026		North America	1,389	1,386
Union Pacific Corp., 4.75%, 02/21/2026		North America	5,711	5,713
Total Transportation			26,052	25,851

Utility 4.5%
AES Corp. (The), 1.38%, 01/15/2026		North America	2,808	2,805

See Notes to Consolidated Financial Statements.

2025 Annual Report	9

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	PRINCIPAL AMOUNT	FAIR VALUE
PUBLIC SECURITIES 20.7% (continued)
Corporate Bonds 11.1% (continued)

Utility 4.5% (continued)
Ameren Corp., 1.75%, 03/15/2028		North America	$5,769	$5,486
Ameren Corp., 5.70%, 12/01/2026		North America	230	233
Black Hills Corp., 5.95%, 03/15/2028		North America	3,768	3,908
Calpine Corp., 5.13%, 03/15/2028	11	North America	2,870	2,873
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028		North America	13,270	13,603
Clearway Energy Operating LLC, 4.75%, 03/15/2028	11	North America	4,168	4,159
CMS Energy Corp., 3.45%, 08/15/2027		North America	6,701	6,640
Commonwealth Edison Co., 3.70%, 08/15/2028		North America	178	177
Consolidated Edison Co. of New York, Inc., 4.00%, 12/01/2028		North America	8,363	8,391
Consumers Energy Co., 4.60%, 05/30/2029		North America	772	785
Consumers Energy Co., 4.65%, 03/01/2028		North America	774	787
Dominion Energy, Inc., 2.85%, 08/15/2026		North America	4,876	4,839
DTE Electric Co., 1.90%, 04/01/2028		North America	2,500	2,397
DTE Energy Co., 2.85%, 10/01/2026		North America	1,448	1,436
DTE Energy Co., 5.10%, 03/01/2029		North America	3,157	3,238
Duke Energy Corp., 2.65%, 09/01/2026		North America	8,277	8,206
Duke Energy Progress LLC, 3.45%, 03/15/2029		North America	1,582	1,558
Emera US Finance LP, 3.55%, 06/15/2026		North America	5,345	5,328
Entergy Arkansas LLC, 3.50%, 04/01/2026		North America	2,223	2,220
Entergy Corp., 1.90%, 06/15/2028		North America	2,971	2,818
Evergy Kansas Central, Inc., 2.55%, 07/01/2026		North America	4,225	4,195
Eversource Energy, 4.60%, 07/01/2027		North America	1,530	1,541
Eversource Energy, 5.45%, 03/01/2028		North America	6,281	6,440
Exelon Corp., 3.40%, 04/15/2026		North America	9,743	9,724
Exelon Corp., 5.15%, 03/15/2028		North America	180	184
FirstEnergy Corp., 3.90%, 07/15/2027		North America	4,070	4,054
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028	11	North America	2,674	2,731
Fortis, Inc., 3.06%, 10/04/2026		North America	10,951	10,861
NextEra Energy Capital Holdings, Inc., 1.90%, 06/15/2028		North America	10,475	9,984
NiSource, Inc., 3.49%, 05/15/2027		North America	9,610	9,549
Oncor Electric Delivery Co. LLC, 4.65%, 11/01/2029		North America	9,500	9,661
PPL Capital Funding, Inc., 3.10%, 05/15/2026		North America	8,005	7,979
Public Service Electric and Gas Co., 2.25%, 09/15/2026		North America	195	193
Public Service Electric and Gas Co., 3.00%, 05/15/2027		North America	7,852	7,769
Sempra, 3.40%, 02/01/2028		North America	5,174	5,097
Southern Co. (The), 3.25%, 07/01/2026		North America	1,611	1,606
Southern Co. (The), 4.85%, 06/15/2028		North America	7,965	8,111
Southwestern Electric Power Co., 2.75%, 10/01/2026		North America	4,425	4,385
Tampa Electric Co., 4.90%, 03/01/2029		North America	3,559	3,636
Virginia Electric and Power Co., 3.50%, 03/15/2027		North America	5,639	5,612
Vistra Operations Co. LLC, 4.30%, 07/15/2029	11	North America	4,146	4,120
WEC Energy Group, Inc., 4.75%, 01/09/2026		North America	1,415	1,415
WEC Energy Group, Inc., 4.75%, 01/15/2028		North America	8,099	8,221
Xcel Energy, Inc., 4.00%, 06/15/2028		North America	3,150	3,150
XPLR Infrastructure Operating Partners LP, 4.50%, 09/15/2027	11	North America	1,733	1,714
Total Utility			214,257	213,819
Total Corporate Bonds (Cost $523,647)				530,586

See Notes to Consolidated Financial Statements.

10	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

US$ THOUSANDS	FOOTNOTE	LOCATION	SHARES	FAIR VALUE
PUBLIC SECURITIES 20.7% (continued)
Short-Term Investments 9.6%
Money Market Funds - 5.8%
Fidelity Institutional Money Market Treasury Portfolio, Institutional Class, 3.69%	12	North America	140,248	$140,248
Invesco Government & Agency Portfolio, Institutional Class, 3.71%	12	North America	140,248	140,248
Total Money Market Funds				280,496

		PRINCIPAL AMOUNT	VALUE
Time Deposits - 3.8%
First Abu Dhabi Bank - Time Deposit, 4.12%, 01/05/2026	North America	$180,000	180,000
Total Short-Term Investments (Cost $460,496)			460,496
Total PUBLIC SECURITIES 20.7%			991,082
Total Investments (Cost $4,588,237) - 106.4%			5,092,898
Liabilities in Excess of Other Assets - (6.4)%			(306,439)
TOTAL NET ASSETS - 100.0%			$4,786,459

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

1	Reflects the date at which the Predecessor Fund initially acquired the investment, where applicable. Certain investments held by the Predecessor Fund were purchased from affiliates.
2	Cost initially reflects the market value as of the date of Reorganization, where applicable, and is adjusted for subsequent purchase and sale activity.
3	Affiliated security (refer to Note 11, Investments in Affiliated Issuers, for further details).
4	Held through wholly-owned subsidiaries (refer to Note 2, Significant Accounting Policies, for further details).
5	These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of December 31, 2025, the total value of all such securities was $3,600,057,000 or 75.2% of net assets.
6	Indirectly held through an affiliated unconsolidated special purpose vehicle.
7	As defined by the Investment Company Act of 1940, this investment is deemed to be a “controlled person” of the Fund because the Fund owns, either directly or indirectly, 25% or more of the portfolio company's outstanding voting securities. Refer to Note 12, Unconsolidated Significant Subsidiaries, for further details.
8	Investment held within an independently managed, third-party investment vehicle valued using the net asset value provided by the respective vehicle as a practical expedient.
9	Investment in Federated Hermes Diversified Infrastructure Fund which is comprised of a diversified portfolio of seven U.K. and European transport, utility and renewable power businesses.
10	Development asset under construction until 2026, at which time approximately $60 million of equity is expected to be funded.
11	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2025, the total value of such security was $65,795,000 or 1.4% of net assets.
12	The rate shown represents the seven-day yield as of December 31, 2025.

See Notes to Consolidated Financial Statements.

2025 Annual Report	11

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

13	The Fund’s investments in BII BID Aggregator A L.P. (“Aggregator A”), BII BID Aggregator B L.P. (“Aggregator B”), BII BID Aggregator D L.P. (“Aggregator D”), BII BID Preferred Aggregator L.P. (“Preferred Aggregator”), BII BID Solar Aggregator L.P. ("Solar Aggregator") and BII BID Solar II Aggregator L.P. ("Solar II Aggregator") represent equity interests in entities that provide loans and/or preferred equity to infrastructure borrowers/ issuers, either by committing and funding these transactions entirely with their own capital or alongside affiliates. Brookfield Infrastructure Debt Fund III, L.P., an affiliate of the Fund, is also an investor in Aggregator A, Aggregator B, Preferred Aggregator, Solar Aggregator and Solar II Aggregator (i.e., a co-investor), while Brookfield Infrastructure Debt Fund IV, L.P., also an affiliate of the Fund, is a co-investor in Aggregator D.

Aggregator A, Aggregator B, Aggregator D, Preferred Aggregator, Solar Aggregator and Solar II Aggregator do not charge management fees. Redemption provisions are subject to the liquidity of their underlying investments, which may be limited. The infrastructure debt loans span multiple sectors, including transport, data, utilities, and renewable power & transition.

Aggregator A:

Aggregator A has made loan commitments of $520 million of which $467 million was funded as of December 31, 2025. The coupons for these loans are fixed and, as of December 31, 2025, range from 8% to 11%. The maturities range from April 2027 to January 2032.

Aggregator B:

Aggregator B has made loan commitments of $93 million, all of which were fully funded as of December 31, 2025. The coupons for these loans are comprised of fixed and variable rates and, as of December 31, 2025, range from 9% to 12% (on a swapped to fixed basis). The maturities range from August 2027 to April 2028.

Aggregator D:

Aggregator D has made a loan commitment of $63 million, all of which was fully funded as of December 31, 2025. The loan has a variable coupon rate and, as of December 31, 2025, was 11%. The maturity date is in June 2029.

Preferred Aggregator:

Preferred Aggregator has made preferred equity commitments of $86 million of which $61 million was funded as of December 31, 2025. The coupons for these instruments are fixed and, as of December 31, 2025, range from 9% to 10%. The maturities range from November 2030 to May 2031.

BII BID Solar Aggregator:

As of December 31, 2025, BII BID Solar Aggregator has made loans of $2 million with a coupon rate of 17% and a maturity date of April 2026.

BII BID Solar II Aggregator LP:

As of December 31, 2025, BII BID Solar II Aggregator has made loans of $6 million with a coupon rate of 14% and a scheduled maturity date of March 2026.

See Notes to Consolidated Financial Statements.

12	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

14	The table below lists, for each portfolio company investment, the corresponding vehicles or legal entity that represents the issuer for disclosure purposes in accordance with Regulation S-X Article 12. The Fund invests in the issuer entities disclosed in the table below which in-turn invests in the portfolio company investments through other special purpose vehicles or aggregators.

Investment	Issuer
Renewable Power & Transition
Canadian Wind Portfolio (Ontario Wind)	Comber Holdings Limited Partnership, Brookfield Power Wind Financial Partnership, Gosfield Wind General Partnership
Colombian Renewable Power (Isagen)	BRE Colombia Hydro Holdings L.P., BII Sapphire Holdings L.P.
Global Renewable Power (Neoen)	BRHL Aggregator L.P.
Nuclear Services (Westinghouse)	Watt Aggregator L.P.
Terraform Renewable Power (TERP)	Terraform Power Parent, LLC
U.K. Offshore Wind (Orsted)	Brookfield Makalu Aggregator L.P.
U.K. Wind & Solar (OnPath)	OnPath Energy Holdings Limited
U.S. Hydro (Smoky Mountain)	Smoky Mountain Holdings II LLC
U.S. Renewable Power (Geronimo Power)	BGTF II Splitter L.P.
Transport
European LNG Vessels (Knutsen LNG)	OMP LNG SICAV plc
European Port Operation (ADP)	BISS Confidence L.P.
Global Container Network (Triton International)	Thanos Aggregator LLC
North American Railcar Network (Michigan Rail)	Michigan Sub Aggregator L.P.
U.K. & European Diversified Infrastructure	Federated Hermes Diversified Infrastructure L.P.
U.S. Toll Road (SH 130)	Strategic Value Spurs A-1, L.P.
Utilities
Australian Utility (AusNet Services)	BSIP Volta Sidecar L.P.
North American Residential Infrastructure (Enercare)	BIP Cardinal (E) Holdings L.P. & BIP Cardinal (D) Holdings L.P.
North American Residential Infrastructure (Homeserve)	BIF III Hestia Aggregator L.P.
South Korean Industrial Gas Platform (SK Aircore)	BIF V Vino Aggregator 2 L.P.
U.K. Utility (SGN)	UK Gas Distribution Sidecar II L.P.
U.S. Utility (FirstEnergy Transmission)	BSIP NATC Sidecar L.P.
Midstream
Canadian Midstream (Inter Pipeline)	Buffalo BIP CR Co-Invest (E) LP & Buffalo BIP Co-Invest (D) L.P.
U.S. Pipeline System (Colonial)	Colossus Co-Invest L.P.
Data
Bloom Energy Partnership	Brookfield Bolt HoldCo Parent LLC
European Telecom Towers (GD Towers)	BIF V Carlos Aggregator L.P.
GCC Tower Portfolio	BIF V Tower Hold Co
U.S. Digital Infrastructure Platform (5C Group)	BII BISS Firestone Aggregator L.P.
U.S. Fiber Network (Hotwire)	BIF V Hotwire Sub-Splitter I L.P. & BIF V Hotwire Sub-Splitter II L.P.
U.S. Semiconductor Foundry (Intel Partnership)	Foundry JV Aggregator Holdco LLC
U.S. Wireless Infrastructure (SVP)	BII-BISS Launch Aggregator LLC

See Notes to Consolidated Financial Statements.

2025 Annual Report	13

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

Interest Rate Swap Contracts

At December 31, 2025, the Fund had the following interest rate swap contracts outstanding:

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount (Local Currency)	Currency	Value	Upfront Payments (Receipts)	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
OTC Interest Swap Contracts

Receive 4.236%, Pay 3-month BBSY	Quarterly	Macquarie	4/17/26	24,000	AUD	$44	$—	$44
Receive 4.921%, Pay 1-day SONIA	Quarterly	Macquarie	4/17/26	17,316	GBP	132	—	132
Total Interest Rate Swap Contracts						$176	$—	$176

Foreign currency forward contracts

At December 31, 2025, the Fund had the following forward exchange contracts outstanding:

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
02/02/26	3,775	CAD	2,745	USD	Mizuho Financial Group	$8
02/02/26	3,812	USD	5,100	CAD	Mizuho Financial Group	90
02/27/26	18,210	EUR	21,438	USD	Mizuho Financial Group	4
03/30/26	32,166,500	COP	8,170	USD	Royal Bank of Canada	117
03/31/26	4,948	CAD	3,607	USD	Mizuho Financial Group	12
03/31/26	105,681	USD	141,605	CAD	Mizuho Financial Group	2,094
04/17/26	687	USD	505	GBP	Goldman Sachs & Co.	7
04/30/26	1,995	EUR	2,344	USD	Mizuho Financial Group	11
06/30/26	10,553	USD	14,300	CAD	Mizuho Financial Group	59
07/02/26	64,334,000	COP	16,155	USD	Royal Bank of Canada	95
09/25/26	127,421	USD	170,000	CAD	Macquarie Group	2,291
10/30/26	3,160	GBP	4,234	USD	National Bank Of Canada	19
12/21/26	25,111	USD	37,690	AUD	Mizuho Financial Group	70
06/07/27	5,799	USD	7,786	CAD	Mizuho Financial Group	39
06/15/27	29,700	USD	127,034,000	COP	Macquarie Group	95
06/15/27	1,737	USD	2,600	AUD	Mizuho Financial Group	18
06/30/27	1,733	GBP	2,319	USD	Goldman Sachs & Co.	10
06/30/27	4,090	EUR	4,889	USD	Mizuho Financial Group	12
06/30/27	6,062	GBP	8,100	USD	Mizuho Financial Group	43
06/30/27	602	USD	900	AUD	Mizuho Financial Group	7
06/30/27	3,341	USD	4,500	CAD	Mizuho Financial Group	11
09/30/27	1,690	EUR	2,009	USD	Goldman Sachs & Co.	20
09/30/27	1,321	GBP	1,768	USD	Macquarie Group	5
09/30/27	67,297	USD	98,756	AUD	Mizuho Financial Group	2,070
10/04/27	95,305	USD	418,334,000	COP	Royal Bank of Canada	294

See Notes to Consolidated Financial Statements.

14	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
06/30/28	21,564	USD	17,702	EUR	Mizuho Financial Group	$115
06/30/28	3,756	USD	2,792	GBP	Mizuho Financial Group	13
07/31/28	821	USD	1,100	CAD	National Bank Of Canada	2
07/31/28	1,222	USD	1,000	EUR	National Bank Of Canada	9
08/31/28	31,711	USD	26,000	EUR	Mizuho Financial Group	152
09/29/28	2,919	USD	2,400	EUR	Mizuho Financial Group	5
10/30/28	7,907	USD	11,057,205	KRW	Macquarie Group	57
Total unrealized gain						7,854

01/22/26	2,692	USD	4,302	AUD	Goldman Sachs & Co.	(179)
01/22/26	3,802	USD	3,073	GBP	Goldman Sachs & Co.	(338)
02/02/26	4,316	USD	3,400	GBP	Mizuho Financial Group	(265)
02/27/26	31,006	USD	27,700	EUR	Mizuho Financial Group	(1,601)
03/30/26	32,166,500	COP	8,380	USD	Royal Bank of Canada	(90)
03/30/26	16,015	USD	64,333,000	COP	Royal Bank of Canada	(557)
03/31/26	1,229	USD	1,100	EUR	Mizuho Financial Group	(67)
04/17/26	16,171	USD	25,274	AUD	Goldman Sachs & Co.	(686)
04/17/26	21,528	USD	17,788	GBP	Goldman Sachs & Co.	(2,409)
04/30/26	6,921	USD	6,248	EUR	Mizuho Financial Group	(451)
06/30/26	26,792	USD	127,035,000	COP	Macquarie Group	(5,218)
06/30/26	4,454	USD	6,700	AUD	Mizuho Financial Group	(13)
07/02/26	15,850	USD	64,334,000	COP	Royal Bank of Canada	(394)
09/29/26	101,454	USD	418,333,000	COP	Royal Bank of Canada	(2,277)
09/30/26	4,817	USD	4,300	EUR	Mizuho Financial Group	(284)
10/30/26	4,216	USD	3,160	GBP	National Bank Of Canada	(37)
11/30/26	2,548	USD	11,326,000	COP	Macquarie Group	(213)
12/08/26	345	GBP	466	USD	Mizuho Financial Group	(2)
12/08/26	16,200	USD	12,945	GBP	Mizuho Financial Group	(1,181)
12/15/26	26,053	USD	127,035,000	COP	Macquarie Group	(4,717)
03/29/27	98,243	USD	418,333,000	COP	Royal Bank of Canada	(1,017)
03/31/27	3,250	USD	13,808,000	COP	Macquarie Group	(25)
06/15/27	1,689	USD	1,500	EUR	Mizuho Financial Group	(103)
06/15/27	1,918	USD	1,500	GBP	Mizuho Financial Group	(93)
06/30/27	4,589	EUR	5,504	USD	Goldman Sachs & Co.	(4)
06/30/27	10,327	GBP	14,072	USD	Goldman Sachs & Co.	(188)
06/30/27	15,470	USD	13,650	EUR	Goldman Sachs & Co.	(844)
06/30/27	27,264	USD	21,050	GBP	Goldman Sachs & Co.	(971)
06/30/27	4,589	EUR	5,514	USD	Mizuho Financial Group	(14)
06/30/27	15,475	USD	13,650	EUR	Mizuho Financial Group	(838)
06/30/27	27,198	USD	21,050	GBP	Mizuho Financial Group	(1,032)
09/27/27	51,043	USD	38,669	GBP	Mizuho Financial Group	(827)
09/29/27	4,256	USD	5,800	CAD	Goldman Sachs & Co.	(39)
09/30/27	1,253	EUR	1,507	USD	Goldman Sachs & Co.	(1)
09/30/27	1,801	USD	2,800	AUD	Goldman Sachs & Co.	(42)
09/30/27	21,260	USD	18,700	EUR	Goldman Sachs & Co.	(1,139)
09/30/27	26,533	USD	20,500	GBP	Goldman Sachs & Co.	(935)

See Notes to Consolidated Financial Statements.

2025 Annual Report	15

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
09/30/27	4,721	USD	3,753	GBP	Macquarie Group	$(299)
09/30/27	6,287	EUR	7,581	USD	Mizuho Financial Group	(26)
09/30/27	21,273	USD	18,700	EUR	Mizuho Financial Group	(1,127)
09/30/27	26,467	USD	20,500	GBP	Mizuho Financial Group	(997)
12/15/27	27,132	USD	23,800	EUR	Goldman Sachs & Co.	(1,431)
12/15/27	37,388	USD	28,900	GBP	Goldman Sachs & Co.	(1,305)
12/15/27	28,557	USD	25,074	EUR	Mizuho Financial Group	(1,532)
12/15/27	39,984	USD	31,055	GBP	Mizuho Financial Group	(1,582)
12/31/27	22,486	USD	20,221	EUR	Goldman Sachs & Co.	(1,754)
12/31/27	21,216	USD	33,383	AUD	Mizuho Financial Group	(688)
01/31/28	2,515	USD	4,000	AUD	Mizuho Financial Group	(105)
01/31/28	9,002	USD	12,440	CAD	Mizuho Financial Group	(218)
01/31/28	1,763	USD	1,600	EUR	Mizuho Financial Group	(156)
01/31/28	7,007	USD	5,700	GBP	Mizuho Financial Group	(597)
02/29/28	16,128	USD	14,718	EUR	Mizuho Financial Group	(1,521)
03/31/28	2,612	USD	4,132	AUD	Macquarie Group	(92)
03/31/28	128,877	USD	177,423	CAD	Macquarie Group	(2,750)
03/31/28	6,553	USD	5,742	EUR	Macquarie Group	(355)
03/31/28	4,800	USD	3,730	GBP	Macquarie Group	(188)
04/28/28	1,543	USD	2,402	AUD	Goldman Sachs & Co.	(30)
04/28/28	1,816	USD	1,507	EUR	Goldman Sachs & Co.	(6)
04/28/28	34,987	USD	54,625	AUD	Macquarie Group	(766)
04/28/28	42,148	USD	35,356	EUR	Macquarie Group	(548)
05/31/28	4,543	USD	7,100	AUD	Goldman Sachs & Co.	(100)
05/31/28	5,341	USD	4,540	EUR	Goldman Sachs & Co.	(140)
06/30/28	22,673	USD	20,221	EUR	Goldman Sachs & Co.	(1,671)
06/30/28	24,797	USD	38,920	AUD	Mizuho Financial Group	(627)
06/30/28	11,465	USD	9,566	EUR	Mizuho Financial Group	(111)
07/31/28	3,046	USD	4,683	AUD	National Bank Of Canada	(16)
07/31/28	2,228	USD	3,000	CAD	National Bank Of Canada	(5)
07/31/28	4,595	USD	3,800	EUR	National Bank Of Canada	(10)
09/29/28	4,706	USD	3,753	GBP	Macquarie Group	(293)
09/29/28	1,501	USD	2,300	AUD	Mizuho Financial Group	(1)
09/29/28	9,460	USD	12,800	CAD	Mizuho Financial Group	(71)
09/29/28	1,463	USD	1,100	GBP	Mizuho Financial Group	(9)
10/31/28	1,574	USD	2,450	AUD	National Bank Of Canada	(23)
10/31/28	5,027	USD	6,870	CAD	National Bank Of Canada	(87)
10/31/28	2,155	USD	1,790	EUR	National Bank Of Canada	(19)
11/30/28	1,180	USD	1,860	AUD	National Bank Of Canada	(30)
11/30/28	1,906	USD	2,620	CAD	National Bank Of Canada	(44)
11/30/28	5,019	USD	4,190	EUR	National Bank Of Canada	(71)
11/30/28	2,516	USD	1,930	GBP	National Bank Of Canada	(62)
12/11/28	11,981	USD	17,330,932	KRW	Macquarie Group	(292)
12/15/28	1,322	USD	1,793	CAD	Mizuho Financial Group	(15)
12/29/28	22,851	USD	20,221	EUR	Goldman Sachs & Co.	(1,600)
12/29/28	21,170	USD	33,383	AUD	Mizuho Financial Group	(532)

See Notes to Consolidated Financial Statements.

16	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2025

Settlement Date	Currency to be received		Currency to be delivered		Counterparty	Unrealized Gain/(Loss) (USD)
US$ THOUSANDS
02/12/29	4,270	USD	6,793	AUD	Macquarie Group	$(138)
02/12/29	4,600	USD	4,132	EUR	Macquarie Group	(394)
06/29/29	23,030	USD	20,221	EUR	Goldman Sachs & Co.	(1,529)
06/29/29	21,119	USD	33,383	AUD	Mizuho Financial Group	(486)
09/28/29	4,695	USD	3,753	GBP	Macquarie Group	(284)
12/31/29	23,197	USD	20,221	EUR	Goldman Sachs & Co.	(1,472)
12/31/29	21,062	USD	33,383	AUD	Mizuho Financial Group	(447)
09/30/30	3,292	USD	19,758	DKK	Goldman Sachs & Co.	(10)
Total unrealized loss						(57,753)
Net unrealized loss						$(49,899)

Abbreviations

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
COP	—	Colombian Peso
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
KRW	—	South Korean Won
USD	—	U.S. Dollar
BBSY	—	Bank Bill Swap Rate
SONIA	—	Sterling Overnight Indexed Average

See Notes to Consolidated Financial Statements.

2025 Annual Report	17

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Assets and Liabilities

US$ THOUSANDS (except per share amounts)	Note	As of December 31, 2025
Assets:
Investments in unaffiliated securities, at fair value (cost: $1,441,433)	3	$1,492,841
Investments in affiliated securities, at fair value (cost: $3,146,804)	3	3,600,057
Total investments, at fair value (cost: $4,588,237)		5,092,898
Cash		28,734
Foreign currency, at value (cost $766)		766
Distributions and interest receivable		11,353
Foreign currency forward contracts	2,3	7,854
Interest rate swap contracts	2,3	176
Deferred financing costs	9	2,561
Due from Adviser	7	2,615
Other assets		9,749
Total assets		5,156,706
Liabilities:
Foreign currency forward contracts	2,3	57,753
Incentive fees payable	7	15,814
Distributions payable	6	16,591
Payable for repurchase of shares	5	229,444
Accounts payable and other liabilities		5,404
Current taxes payable	10	298
Deferred taxes payable	10	44,943
Total liabilities		370,247
Commitments and contingencies	7,13
Net Assets		$4,786,459

Composition of Net Assets:
Paid-in capital		$4,435,628
Distributable earnings		350,831
Net Assets		$4,786,459

Net Assets
Class I Shares — Net Assets		$3,244,073
Shares outstanding		297,846
Net asset value per share		$10.89

Class S Shares — Net Assets		$1,540,652
Shares outstanding		141,854
Net asset value per share		$10.86
Offering price per share based on a maximum sales charge of 3.50%		$11.25

Class D Shares — Net Assets		$1,734
Shares outstanding		161
Net asset value per share		$10.77
Offering price per share based on a maximum sales charge of 2.00%		$10.99

See Notes to Consolidated Financial Statements.

18	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Operations

US$ THOUSANDS	Note	For the Year Ended December 31, 2025
Investment income:
Dividend and distribution income from affiliated investments	11	$404,528
Dividend and distribution income from unaffiliated investments		73,489
Interest and other income from unaffiliated investments		52,203
Less: Return of capital distributions from affiliated investments	11	(276,416)
Less: Return of capital distributions from unaffiliated investments		(54,788)
Total investment income		199,016
Expenses:
Management fees	7	52,387
Incentive fees	7	15,814
Distribution and shareholder servicing fees	4	10,071
Other operating expenses		4,036
Legal fees		2,293
Administration fees	7	1,255
Audit and tax services		1,218
Transfer agent fees		1,152
Directors' fees		640
Total operating expenses		88,866
Interest expense and other financing costs	9	5,904
Total operating expenses and financing costs		94,770
Expenses recouped by the Adviser	7	7,197
Total expenses		101,967
Net investment income (before taxes)		97,049
Current tax expense	10	1,389
Net investment income		95,660

Net realized gain (loss) on:
Investments in unaffiliated investments		4,692
Foreign currency transactions		(364)
Foreign currency forward contracts	2,3	(27,960)
Interest rate swap contracts	2,3	124
Net realized loss		(23,508)
Net change in unrealized gain (loss) on:
Investments in affiliated investments	3,11	317,469
Investments in unaffiliated investments	3	52,625
Foreign currency forward contracts	2,3	(63,973)
Interest rate swap contracts	2,3	(52)
Deferred taxes recouped by the Adviser	7	(2,391)
Change in deferred taxes on unrealized gain	10	(21,612)
Foreign currency translations		(6,576)
Net change in unrealized gain		275,490
Net realized and unrealized gain		251,982
Net increase in net assets resulting from operations		$347,642

See Notes to Consolidated Financial Statements.

2025 Annual Report	19

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statements of Changes in Net Assets

US$ THOUSANDS	Note	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Increase in Net Assets Resulting from Operations:
Net investment income		$95,660	$63,361
Net realized loss		(23,508)	(15,942)
Net change in unrealized gain		275,490	140,932
Net increase in net assets resulting from operations		347,642	188,351
Distributions to shareholders:	6
From distributable earnings
Class I shares		(85,946)	(85,814)
Class S shares		(27,214)	(13,533)
Class D shares		(48)	(53)
From return of capital
Class I shares		(40,976)	(1,171)
Class S shares		(12,974)	(185)
Class D shares		(23)	(1)
Total distributions paid		(167,181)	(100,757)
Capital share transactions:	4
Subscriptions		1,878,806	1,735,640
Reinvestment of distributions		88,644	43,027
Repurchases	5	(529,889)	(294,580)
Net increase in capital share transactions		1,437,561	1,484,087
Total increase in net assets		1,618,022	1,571,681
Net Assets:
Beginning of Year		3,168,437	1,596,756
End of Year		$4,786,459	$3,168,437

See Notes to Consolidated Financial Statements.

20	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Cash Flows

US$ THOUSANDS	For the Year Ended December 31, 2025
Operating activities :
Net increase in net assets resulting from operations	$347,642
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(2,279,903)
Proceeds from disposition of long-term portfolio investments	746,305
Net purchases and sales of short-term portfolio investments	(328,041)
Net accretion of discount on investments and other adjustments to cost	(7,328)
Return of capital distributions from portfolio investments	331,204
Increase in interest receivable	(772)
Decrease in deferred financing costs	3,062
Decrease in due from adviser	9,588
Increase in other assets	(7,293)
Decrease in management fees payable	(139)
Increase in incentive fees payable	6,269
Decrease in organizational costs payable	(7,820)
Decrease in due to custodian	(4,454)
Increase in accounts payable and other liabilities	3,021
Decrease in current taxes payable	(2,397)
Increase in deferred taxes payable	21,609
Net change in unrealized gain on investments	(370,094)
Net change in unrealized loss on foreign currency forward contracts	63,973
Net change in unrealized loss on interest rate swap contracts	52
Cash flows used in operating activities	(1,475,516)

Financing activities :
Cash provided from subscriptions	1,878,806
Payments on repurchase of shares	(301,189)
Distributions paid to shareholders, net of reinvestments	(72,601)
Cash flows from financing activities	1,505,016

Net increase to cash	29,500
Cash, beginning of period	—
Cash, end of Year	$29,500

Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities consist of distributions reinvested through our Dividend Reinvestment Plan of $88,644,000 for the year ended December 31, 2025.

During the year, the Fund paid interest expenses of $NIL and income taxes of $3,665,000.

See Notes to Consolidated Financial Statements.

2025 Annual Report	21

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights

	For the Year Ended December 31,		For the Period November 1, 2023[1] through
	2025	2024	December 31, 2023
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.44	$10.07	$10.00
Income from Investment Operations:
Net investment income[2]	0.26	0.26	0.04
Net realized and unrealized gain[2]	0.64	0.55	0.11
Total from investment operations[2]	0.90	0.81	0.15
Distributions to Shareholders:
From distributable earnings	(0.30)	(0.43)	(0.06)
From return of capital	(0.15)	(0.01)	(0.02)
Total distributions to shareholders[3]	(0.45)	(0.44)	(0.08)
Net asset value, end of period	$10.89	$10.44	$10.07

Total Investment Return[4]	8.81%	8.18%	1.48%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,244,073	$2,395,165	$1,589,722
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%	1.25%	1.25%[6]
Incentive fee expense	0.38%	0.38%	0.41%[6]
Operating expenses	0.25%	0.25%	0.26%[6]
Total expenses before interest, current tax and organizational and offering expenses	1.88%	1.88%	1.92%[6]
Organizational and offering expenses	—	0.01%	0.72%[5]
Interest expense	0.14%	0.16%	0.16%[5]
Current tax expense	0.03%	0.10%	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.05%	2.15%	2.86%
Expenses recouped (reimbursed) by the Adviser	0.17%	0.17%	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.22%	2.32%	2.18%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	2.53%	2.52%	3.67%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	2.87%	2.94%	3.21%[6]
Portfolio turnover rate[7]	18.39%	17.78%	0.03%[5]

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

22	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

	For the Year Ended December 31,		For the Period December 1, 2023[1] through
	2025	2024	December 31, 2023
Class S
Per Share Operating Performance:
Net asset value, beginning of period	$10.41	$10.04	$10.00
Income from Investment Operations:
Net investment income[2]	0.19	0.30	0.05
Net realized and unrealized gain[2]	0.62	0.42	0.02
Total from investment operations[2]	0.81	0.72	0.07
Distributions to Shareholders:
From distributable earnings	(0.24)	(0.35)	(0.02)
From return of capital	(0.12)	(0.00)	(0.01)
Total distributions to shareholders[3]	(0.36)	(0.35)	(0.03)
Net asset value, end of period	$10.86	$10.41	$10.04

Total Investment Return[4]	7.91%	7.28%	0.70%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,540,652	$771,412	$7,034
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%	1.25%	1.25%[6]
Incentive fee expense	0.38%	0.44%	0.41%[6]
Operating expenses	0.25%	0.29%	0.26%[6]
Distribution and shareholder servicing fees	0.85%	0.85%	0.85%[6]
Total expenses before interest, current tax and organizational and offering expenses	2.73%	2.83%	2.77%[6]
Organizational and offering expenses	—	0.01%	0.72%[5]
Interest expense	0.14%	0.11%	0.16%[5]
Current tax expense	0.03%	0.29%	0.06%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.90%	3.24%	3.71%
Expenses recouped (reimbursed) by the Adviser	0.17%	0.09%	(0.68)%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	3.07%	3.33%	3.03%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	1.68%	2.93%	2.82%[6]
Net investment income, excluding the effect of recoupment / reimbursement, interest expense and current tax expense	2.03%	3.41%	2.36%[6]
Portfolio turnover rate[7]	18.39%	17.78%	0.03%[5]

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

2025 Annual Report	23

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

Class D	For the Year Ended December 31, 2025	For the Period March 1, 2024[1] through December 31, 2024
Per Share Operating Performance:
Net asset value, beginning of period	$10.31	$10.00
Income from Investment Operations:
Net investment income[2]	0.22	0.34
Net realized and unrealized gain[2]	0.66	0.31
Total from investment operations[2]	0.88	0.65
Distributions to Shareholders:
From distributable earnings	(0.28)	(0.34)
From return of capital	(0.14)	(0.00)
Total distributions to shareholders[3]	(0.42)	(0.34)
Net asset value, end of period	$10.77	$10.31

Total Investment Return[4]	8.70%	6.58%[5]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,734	$1,860
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%	1.25%[6]
Incentive fee expense	0.37%	0.44%[6]
Operating expenses	0.26%	0.28%[6]
Distribution and shareholder servicing fees	0.25%	0.25%[6]
Total expenses before interest, current tax and organizational and offering expenses	2.13%	2.22%[6]
Organizational and offering expenses	—	0.01%[5]
Interest expense	0.14%	0.10%[5]
Current tax expense	0.03%	0.28%[5]
Gross expenses, excluding recoupment / reimbursement, and including interest, current tax and organizational and offering expenses	2.30%	2.61%
Expenses recouped (reimbursed) by the Adviser	0.17%	0.09%[5]
Net expenses, including recoupment / reimbursement, interest, current tax and organizational and offering expenses	2.47%	2.70%
Ratio of Net Investment Income to Average Net Assets:
Net investment income	2.28%	4.00%[6]
Net investment income, excluding the effect of recoupment /reimbursement, interest expense and current tax expense	2.62%	4.46%[6]
Portfolio turnover rate[7]	18.39%	17.78%[5]

1	Commencement of Operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.
6	Annualized for periods less than one year.
7	Refer to Note 8, Purchases and Sales of Investments, for further details.

See Notes to Consolidated Financial Statements.

24	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

The following table sets forth information regarding the Fund’s outstanding senior securities as of December 31, 2025.

Fiscal or Period End	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit[1]	Involuntary Liquidating Preference Per Unit	Average Market Value per Unit (Exclude Bank Loans)	Type of Senior Security[2]
December 31, 2025	$–	$–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2024	–	–	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement
December 31, 2023	356,439,000	5,480	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement

1	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
2	“Senior security" means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

See Notes to Consolidated Financial Statements.

2025 Annual Report	25

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements

December 31, 2025

1. ORGANIZATION & INVESTMENT OBJECTIVES

Brookfield Infrastructure Income Fund Inc. (the “Fund” or "BII") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund continuously offers its shares of common stock, and seeks to offer periodic liquidity to investors. The Fund's Class I Shares, Class S Shares and Class D Shares commenced operations on November 1, 2023, December 1, 2023 and March 1, 2024, respectively.

The Fund currently offers shares of four classes of common stock on a continuous basis: Class I Common Shares (“Class I Shares”), Class D Common Shares (“Class D Shares”), Class S Common Shares (“Class S Shares”), and Class T Common Shares (“Class T Shares” and, together with the Class I Shares, the Class D Shares, and the Class S Shares, the “Shares”). The Fund was granted exemptive relief (the “Multi-Class Exemptive Relief”) by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) ("Brookfield Asset Management" or "BAM"). Brookfield Public Securities Group LLC (the "Administrator," "PSG," or the "Sub-Adviser," together with the Adviser, the "Advisers"), an indirect-wholly-owned subsidiary of BAM, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. Brookfield Corporation (NYSE: BN; TSX: BN), holds a 73% interest in BAM. Brookfield Asset Management is a leading global alternative asset manager.

In addition, as described more fully below in Note 7, pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and PSG, PSG is responsible for the implementation of the Fund's investment strategy with respect to its investments in public securities, in accordance with the Fund's investment objectives and strategies.

The Fund’s investment objective is to maximize total returns through growth of capital and current income. There can be no assurance that the Fund will achieve its investment objective.

BII launched on November 1, 2023, as a regulated investment company, structured as a "tender offer fund." At the time of launch, a predecessor fund based in Luxembourg, Brookfield Infrastructure Income Fund SCSp (the "Predecessor Fund"), was reorganized into the Fund (the "Reorganization") and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund, including its portfolio of private infrastructure investments. The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the Advisers and portfolio managers did not change as a result of the Reorganization. The net asset value of the Fund’s shares as of close of business on October 31, 2023, after the Reorganization, was $10.00 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $1,548,638,000 in exchange for 154,864,000 Class I Shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

26	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reporting entity and principles of consolidation

The entities listed below are wholly-owned subsidiaries (each, a "Subsidiary," or together "Subsidiaries") of the Fund. The financial results of these Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. The accompanying consolidated financial statements include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated on consolidation.

Subsidiaries

Enercare BII ULC, an Alberta corporation formed on September 23, 2022.

IPL BII ULC, an Alberta corporation formed on September 23, 2022.

Ontario Wind BII ULC, an Alberta corporation formed on September 23, 2022.

Intermediate Holdings US LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 30, 2022.

BII Foundry Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on December 22, 2022.

BII Smoky Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on February 16, 2023.

BII Finco (Cayman) 2 LP formed as an Exempted Limited Partnership registered in the Cayman Islands on October 10, 2023.

BII Finco GP LLC, formed in Delaware on October 10, 2023 and is the sole general partner of BII Finco (Cayman) 2 LP.

BII Preferred US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on May 16, 2024.

BII RIC Europe Holdings (UK) Limited, formed as a limited liability company under the United Kingdom Companies Act 2006 as a private company on July 31, 2024.

BII Launch Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on November 8, 2024.

BII Solar US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 11, 2025.

BII Solar II US Holdings LLC, formed as a limited liability company under the Delaware Limited Liability Company Act on September 18, 2025.

Cash

Cash represents funds held in bank accounts with reputable international financial institutions. To the extent that such deposits exceed federally insured limits, the excess over such limits will be uninsured.

2025 Annual Report	27

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Valuation of investments

The Board of Directors (the "Board") has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

The Fund values its private investments on at least a monthly basis. The Fund carries its private investments at their estimated fair value as determined by the Adviser. A number of valuation methodologies are considered in arriving at the fair value of unquoted investments, including internal or external valuation models, which may include discounted cash flow analysis. The most appropriate methodology to determine fair value is chosen on an investment by investment basis. Any control, size, liquidity or other discounts or premiums on the investment are considered by the Adviser in their determination of fair value. During the initial period after an investment has been made, cost may represent the most reasonable estimate of fair value. Intra-quarter, month-end values will reflect the latest quarterly valuation, as adjusted based on the total return that the investment is expected to generate, the impact of foreign exchange rates, and any adjustments the Adviser deems appropriate.

Investments held within an independently managed, third-party investment vehicle are valued using the net asset values provided by the respective vehicle as a practical expedient. The Fund applies the practical expedient on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset value of the investment.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the relevant exchange closes early, then the equity security will be valued at the last traded price before the relevant exchange close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

28	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The fair value of financial instruments that are traded in active markets at each reporting date is determined by reference to quoted market prices or dealer price quotation, without any deduction for transaction costs. For financial instruments not traded in an active market, the fair value is determined using appropriate valuation techniques. Such techniques may include using recent arm’s length market transactions, reference to the current fair value or another instrument that is substantially the same, a discounted cash flow analysis, or other valuation models.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser following the procedures adopted by the Adviser under the supervision of the Board.

The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser uses in determining fair value. Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized gain or loss recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser reviews and affirms the reasonableness of the valuations based on such methodologies on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Foreign Currency Transactions

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

2025 Annual Report	29

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Transactions and Investment Income

Investments are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Income from distributions is limited to the amounts determined to be derived from the portfolio company's operating activities based on the Adviser's review of the portfolio company's financial statements and results of business operations. Distributions otherwise received from these portfolio companies are recorded as a return of capital. Interest income is recorded on the accrual basis, if applicable.

Expenses

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Income Taxes

The Fund is a regulated investment company that benefits from flow-through tax treatment as it expects to distribute substantially all of its taxable income to its shareholders. However, income taxes are recognized for the amount of taxes payable by the Fund’s corporate subsidiaries and for the impact of deferred tax assets and liabilities related to such subsidiaries.

Current income taxes: Current income tax assets and liabilities are measured at the amount expected to be paid to tax authorities, net of recoveries based on the tax rates and laws enacted at the reporting date.

Deferred income taxes: Deferred income tax liabilities are provided for using the liability method on temporary differences between the tax bases used in the computation of taxable income and carrying amounts of assets and liabilities in the consolidated financial statements. Deferred income tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that deductions, tax credits and tax losses can be utilized. The carrying amount of deferred income tax assets are reviewed at each reporting date and reduced to the extent it is no longer probable that the income tax asset will be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted by the end of the reporting period. The measurement of deferred income tax liabilities and assets reflect the tax consequences that would follow from the manner in which the Fund expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority within a single taxable entity or the Fund intends to settle its current tax assets and liabilities on a net basis in the case where there exist different taxable entities in the same taxation authority and when there is a legally enforceable right to set off current tax assets against current tax liabilities.

30	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Organizational Expenses and Offering Costs

Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and amortized over the first twelve months after the commencement of operations in accordance with FASB ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2. Organizational costs were reimbursed by the Adviser, subject to potential recoupment as described in Note 7.

Operating Segments

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures (“ASU 2023-09”) during the period. ASU 2023-09 enhances income tax disclosures, including disclosures of income taxes paid disaggregated by jurisdiction. The Fund’s adoption of the new standard did not have a material impact on financial statement disclosures and did not affect the Fund’s financial position or results of operations.

Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as swaps, including credit default and total return swaps, and other over-the-counter derivative instruments or participations. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund enters into forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average U.S. dollar value of forward currency contracts to be delivered or received during the year ended December 31, 2025 was $1,861,902,000.

Interest Rate Swaps: An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized gain or loss until the payments are made, at which time they are realized.

The Fund enters into interest rate swap contracts primarily to manage interest rate risk.

For the year ended December 31, 2025, the average month end notional amount of swap contracts was $38,230,000.

2025 Annual Report	31

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table sets forth the fair value of the Fund’s derivative instruments:

Derivatives	Consolidated Statement of Assets and Liabilities Location	Value as of December 31, 2025
US$ THOUSANDS

Assets
Foreign currency contracts	Foreign currency forward contracts	$7,854
Interest rate contracts	Interest rate swap contracts	$176

Liabilities
Foreign currency contracts	Foreign currency forward contracts	$(57,753)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2025:

Derivatives	Consolidated Statement of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
US$ THOUSANDS
Foreign currency contracts	Foreign currency forward contracts	$(27,960)	$(63,973)
Interest rate contracts	Interest rate swap contracts	124	(52)
		$(27,836)	$(64,025)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

	Gross Amounts	Amounts Offset in the Statement Assets and Liabilities	Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received[1]	Collateral Pledged (Received)[1]	Net Amount
US$ THOUSANDS

Assets:
Forward currency contracts	$7,854	$—	$7,854	$—	$—	$7,854
Swap contracts	$176	$—	$176	$—	$—	$176

Liabilities:
Forward currency contracts	$(57,753)	$—	$(57,753)	$—	$—	$(57,753)

1	Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
32	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

During the year ended December 31, 2025, the Fund changed the valuation technique used to value certain investments previously classified within Level 3 of the fair value hierarchy. These investments are now valued using net asset value ("NAV") as a practical expedient. Investments measured using NAV as a practical expedient are not categorized within the fair value hierarchy.

The Fund believes the use of NAV as a practical expedient is equally or more representative of fair value in the circumstances, as the valuations are based on the NAV reported by the underlying, independently managed third-party investment vehicles into which the Fund invests which reflect the availability of more current, reliable valuation information than is otherwise available to the Fund.

2025 Annual Report	33

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

3. FAIR VALUE MEASUREMENTS (continued)

The following table summarizes the Fund’s investments measured at fair value as of December 31, 2025:

	FAIR VALUE MEASUREMENTS
	LEVEL 1	LEVEL 2	LEVEL 3	NAV as Practical Expedient	TOTAL
US$ THOUSANDS
Investments accounted for at fair value:
Private investments	$—	$—	$3,600,057	$501,759	$4,101,816
Corporate bonds	—	530,586	—	—	530,586
Short-Term Investments	280,496	180,000	—	—	460,496
Total Investments at Fair Value	$280,496	$710,586	$3,600,057	$501,759	$5,092,898

Other Financial Instruments (Assets)

Foreign currency forward contracts	$—	$7,854	$—	$—	$7,854
Interest rate swaps	—	176	—	—	176
Total Other Financial Instruments (Assets)	$—	$8,030	$—	$—	$8,030

Other Financial Instruments (Liabilities)

Foreign currency forward contracts	$—	$57,753	$—	$—	$57,753
Total Other Financial Instruments (Liabilities)	$—	$57,753	$—	$—	$57,753
34	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

3. FAIR VALUE MEASUREMENTS (continued)

The table below shows the significant unobservable valuation inputs that were used by the Adviser to fair value the Level 3 investments as of December 31, 2025.

	Quantitative Information about Level 3 Fair Value Measurements
	Value as of December 31, 2025	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
US$ THOUSANDS
Private equity Investments	$2,937,733	Income Approach	Discounted cash flow model	Discount Rate	8% to 18% (13%)	Decrease
				Terminal Value Multiple	9x to 24x (13x)	Increase
Private debt Investments	$662,324	Income Approach	Discounted cash flow model	Discount Rate	8% to 12% (9%)	Decrease

(1)	The impact represents the expected directional change in the fair value of Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Equity	Private Debt	Total
US$ THOUSANDS
Balance as of December 31, 2024	$2,281,116	$363,880	$2,644,996
Purchases of investments	1,081,875	338,265	1,420,140
Return of capital	(285,922)	(15,531)	(301,453)
Sales proceeds	—	—	—
Transfers out of level 3	(533,472)	—	(533,472)
Accrued discounts (premiums)	—	—	—
Realized gain (loss)	—	—	—
Net change in unrealized gain	394,136	(24,290)	369,846
Balance as of December 31, 2025	$2,937,733	$662,324	$3,600,057
Change in unrealized gain for Level 3 assets still held at the reporting date	$341,758	$(24,290)	$317,468

4. CAPITAL SHARES

The Fund currently offers its Shares on a continuous basis and was granted Multi-Class Exemptive Relief by the SEC that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

2025 Annual Report	35

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

4. CAPITAL SHARES (continued)

The Shares are continuously offered each month at an offering price equal to NAV per share (plus an applicable front-end sales load, where relevant), which is calculated: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund's offer to purchase Shares; and (iii) at such other times as the Board shall determine. The differences among the Shares relate to front-end sales loads and ongoing distribution and shareholder servicing fees. No front-end sales load or distribution and shareholder servicing fees are paid with respect to Class I Shares. The Class D Shares and the Class S Shares are each subject to a front-end sales load of up to 2.00% and 3.50%, respectively. Investors purchasing Class T Shares may be charged a sales load of up to 3.00% and a maximum dealer fee of 0.50% of the investment amount, for a total front-end sales load of up to 3.50%. Holders of the Shares have equal rights and privileges with each other, except with respect to front-end sales loads and certain ongoing distribution and shareholder servicing fees.

For the year ended December 31, 2025, distribution and shareholder servicing fees totaled $10,066,000 and $5,000 for Class S and Class D Shares, respectively.

At December 31, 2025, Brookfield and its affiliates owned 0.53% of the Fund's shares, and a Brookfield-managed fund, consisting entirely of third-party capital, owned 28.6% of the Fund's shares.

Share transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2025		Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
US$ THOUSANDS
Class I Shares:
Subscriptions	109,893	$1,169,748	96,920	$991,546
Reinvestment of distributions	5,824	61,940	3,404	34,981
Repurchases	(47,358)	(511,345)	(28,744)	(294,190)
Net increase	68,359	$720,343	71,580	$732,337

Class S Shares:
Subscriptions	66,838	707,875	72,643	742,119
Reinvestment of distributions	2,511	26,648	778	8,004
Repurchases	(1,599)	(17,105)	(18)	(184)
Net increase	67,750	$717,418	73,403	$749,939

Class D Shares:
Subscriptions	113	1,183	196	1,975
Reinvestment of distributions	5	56	4	42
Repurchases	(137)	(1,439)	(20)	(206)
Net increase	(19)	$(200)	180	$1,811

5. REPURCHASES

The Fund intends, but is not obligated, to conduct quarterly tender offers of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Any repurchase of Shares from a stockholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the NAV (measured as of the repurchase date) of any Shares repurchased by the Fund. If an Early Repurchase Fee is charged to a stockholder, the amount of such fee will be retained by the Fund. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the independent directors, that such suspension, postponement or termination is advisable for the Fund and its stockholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Stockholders may withdraw their written tenders after the expiration of 40 business days from the commencement of the offer if the Board provides consent and the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to stockholders, less any applicable Early Repurchase Fee, within 5 business days after the applicable expiration date in all instances.

36	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

5. REPURCHASES (continued)

During the year ended December 31, 2025, the Fund completed four quarterly tender offers which commenced on February 25, 2025, May 27, 2025, August 26, 2025 and November 25, 2025. The results of the tender offers were as follows:

Commencement Date	February 25, 2025
Repurchase Request Deadline	March 25, 2025
Repurchase Pricing Date	March 31, 2025
Dollar Amount Repurchased	$7,639,000
Shares Repurchased	726,000
Commencement Date	May 27, 2025
Repurchase Request Deadline	June 25, 2025
Repurchase Pricing Date	June 30, 2025
Dollar Amount Repurchased	$8,560,000
Shares Repurchased	806,000
Commencement Date	August 26, 2025
Repurchase Request Deadline	September 24, 2025
Repurchase Pricing Date	September 30, 2025
Dollar Amount Repurchased	$284,246,000
Shares Repurchased	26,492,000
Commencement Date	November 25, 2025
Repurchase Request Deadline	December 24, 2025
Repurchase Pricing Date	December 31, 2025
Dollar Amount Repurchased	$229,444,000
Shares Repurchased	21,070,000

Repurchases priced on September 30, 2025 and December 31, 2025 included $272,500,000 and $214,197,000, respectively, of shares repurchased by a Brookfield-managed fund.

6. DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income to common stockholders in the form of distributions. Under normal market conditions, the Fund intends to declare and pay distributions monthly to common stockholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to common stockholders no less frequently than annually, although net short-term capital gains may be paid more frequently. However, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain.

2025 Annual Report	37

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

6. DISTRIBUTIONS (continued)

The Fund intends to pay common stockholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund’s Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to pay monthly distributions, it may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser’s website at https://www.brookfieldoaktree.com/fund/brookfield-infrastructure-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS

The Fund and the Adviser have entered into the Advisory Agreement pursuant to which the Adviser is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is accrued monthly and payable quarterly in arrears at the annual rate of 1.25% of the value of the Fund’s net assets before any management and incentive fees, which is calculated as of the close of business on the last business day of each month.

The incentive fee (the “Incentive Fee”) is accrued monthly and payable annually in arrears at an amount equal to 12.5% of the Fund Income for the applicable year. The Fund looks through any total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee.

“Fund Income” means (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees). The distributions received by the Fund from the Fund’s private portfolio investments, including the distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities, are treated as cash from operations (or income) received by the Fund without regard to the tax characteristics (e.g., income vs. return of capital) of the distributions received. The annual payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations.

Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), through April 30, 2026, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to April 30, 2026 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) distribution and shareholder servicing fees, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/ interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

38	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS (continued)

The amount of expenses reimbursed and available to be recouped before expiration on October 31, 2026 is $2,615,000. For the year ended December 31, 2025, the Adviser recouped previously waived eligible expenses of $7,197,000 and $2,391,000 related to organizational costs and income taxes, respectively.

The Adviser has entered into the Sub-Advisory Agreement with PSG (the "Sub-Adviser"), a Delaware limited liability company and a registered investment adviser under the Advisers Act. The Sub-Adviser is an indirect wholly-owned subsidiary of BAM. In addition to the Fund, the Sub-Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Sub-Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. PSG also serves as the Fund’s administrator (the “Administrator”) and accounting agent pursuant to an administration agreement. The Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the administration agreement, PSG receives an annual fee from the Fund equal to 0.03% of the Fund's net asset value.

J.P. Morgan Chase Bank, N.A. (in such capacity, the “Sub-Administrator”) provides certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator provides certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

The Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator or the Adviser.

8. PURCHASES AND SALES OF INVESTMENTS

During the year ended December 31, 2025, purchases and sales of investments excluding short-term securities were $2,104,233,000 and $750,997,000, respectively. There were no purchases and sales of long-term U.S. Government securities. During the year, the portfolio turnover rate was 18.4% and comprised entirely of turnover within the Fund's corporate bond portfolio.

9. BORROWINGS

Credit facility: The Predecessor Fund established a line of credit on April 19, 2023. This facility was transferred to the Fund as part of the Reorganization that occurred on October 31, 2023 and was subsequently amended and extended on November 21, 2024 and again on February 18, 2026. The Fund pays interest in the amount of the Secured Overnight Financing Rate ("SOFR") plus an applicable margin on the amount borrowed and incurs commitment fees on the unused portion.

2025 Annual Report	39

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

9. BORROWINGS (continued)

The Fund did not draw on the line of credit during the year ended December 31, 2025. The Fund incurred commitment fees of $2,215,000 and amortized $3,247,000 in deferred financing costs, both of which are included in interest expense and other financing costs on the Consolidated Statement of Operations. As of December 31, 2025, the Fund had $2,561,000 in unamortized deferred financing costs reported on the Consolidated Statement of Assets and Liabilities. The remaining portion is being amortized over the life of the agreement which matures on November 19, 2027.

In addition, as of December 31, 2025, $70,847,000 of the credit facility was committed for letters of credit in conjunction with investments in Canadian Wind Portfolio (Ontario Wind), U.S. Hydro (Smoky Mountain), North American Residential Infrastructure (Enercare), U.S. Semiconductor Foundry (Intel Partnership) and U.K. Offshore Wind (Orsted).

10. FEDERAL INCOME TAX INFORMATION

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gain, if any, for the taxable year to its shareholders. Therefore, no associated federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis. Income taxes recognized relate to the amount of taxes payable by the Fund’s corporate subsidiaries and the deferred tax assets and liabilities of such subsidiaries.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s income tax provision consists of the following for the fiscal year ended December 31, 2025.

Year Ended December 31, 2025
US$ THOUSANDS
Current tax expense:
Federal	$2
State	75
Foreign	1,312
Total current tax expense	$1,389
Deferred tax expense
Federal	$12,021
State	723
Foreign	8,868
Total deferred tax expense	$21,612
Total estimated provisions for income taxes	$23,001

The effective tax rate for the Fund and its consolidated subsidiaries for the year ended December 31, 2025 was 6.62%.

40	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

10. FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid during the years ended December 31, 2025 and 2024 were as follows:

	Year Ended December 31, 2025	Year Ended December 31, 2024
US$ THOUSANDS
Ordinary income	$106,932	$88,745
Long term capital gain	2,256	—
Return of capital	52,057	1,357
Total	$161,245	$90,102

At December 31, 2025, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:

US$ THOUSANDS
Undistributed ordinary income	$—
Undistributed long-term capital gains	$—
Accumulated capital loss and other losses	$(18,757)
Net unrealized appreciation (depreciation)	$395,032
Other timing difference	$(27,360)

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2025 was as follows:

Cost of investments	Gross Unrealized gain	Gross Unrealized loss	Net Unrealized gain
US$ THOUSANDS
$4,655,783	$600,929	$(163,814)	$437,115

The Fund deferred, on a tax basis, late year ordinary losses of $18,757,000.The Fund had no capital loss carryforwards as at December 31, 2025.

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ in amount, timing, and character from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, partnership income/expense and nondeductible expenses. Permanent book and tax differences, if any, will result in reclassifications among the components of the Fund's net assets. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2025, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Distributable earnings
$(2,603)	$2,603
2025 Annual Report	41

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

11. INVESTMENTS IN AFFILIATED ISSUERS

The table below reflects transactions with entities that are affiliates during the year ended December 31, 2025.

	Opening Value	Purchases, net of returns of capital	Sales	Unrealized Gain (Loss)[1]	End Value	Dividend and Distributions Income[2]
US$ THOUSANDS
Australian Utility (AusNet Services)	$99,058	$—	$—	$18,592	$117,650	$—
Behind-the-Meter Solutions (Bloom Energy Partnership)	—	8,589	—	—	8,589	—
Canadian Midstream (Inter Pipeline)	174,993	—	—	15,101	190,094	14,866
Canadian Wind Portfolio (Ontario Wind)	110,639	(4,934)	—	4,623	110,328	5,800
Colombian Renewable Power (Isagen)	98,584	275,296	—	12,792	386,672	7,651
European Port Operation (ADP)	—	3,059	—	143	3,202	—
European Telecom Towers (GD Towers)	98,380	(25,198)	—	26,028	99,210	344
GCC Tower Portfolio	—	7,325	—	671	7,996	—
Global Container Network (Triton International)	103,605	(11,269)	—	7,414	99,750	12,564
Global Renewable Power (Neoen)	209,459	54,642	—	71,029	335,130	—
North American Railcar Network (Michigan Rail)	—	35,250	—	—	35,250	—
North American Residential Infrastructure (Enercare)	136,303	—	—	34,797	171,100	113
North American Residential Infrastructure (Homeserve)	100,596	(499)	—	9,532	109,629	4,776
Nuclear Services (Westinghouse)	148,820	—	—	80,397	229,217	11,755
South Korean Industrial Gas Platform (SK Aircore)	—	18,842	—	391	19,233	—
Terraform Renewable Power (TERP)	162,481	(21,217)	—	(24,433)	116,831	8,840
U.K. Offshore Wind (Orsted)	16,347	(1,899)	—	(141)	14,307	2,980
U.K. Utility (SGN)	58,014	—	—	9,722	67,736	90
U.K. Wind & Solar (OnPath)	18,400	(340)	—	3,086	21,146	884
U.S. Digital Infrastructure Platform (5C Group)	—	112,500	—	8,385	120,885	—
U.S. Fiber Network (Hotwire)	—	97,042	—	4,007	101,049	—
U.S. Hydro (Smoky Mountain)	171,649	(76,129)	—	20,108	115,628	2,048
U.S. Pipeline System (Colonial)	—	306,219	—	5,885	312,104	14,354
U.S. Renewable Power (Geronimo Power)	—	43,236	—	(1,378)	41,858	3,480
U.S. Semiconductor Foundry (Intel Partnership)	—	—	—	28,200	28,200	—
U.S. Utility (FirstEnergy Transmission)	60,588	—	—	5,418	66,006	376
U.S. Wireless Infrastructure (SVP)	7,500	43	—	1,390	8,933	—
BII BID Aggregator A L.P.	232,407	244,420	—	(33,215)	443,612	24,272
BII BID Aggregator B L.P.	85,476	621	—	6,143	92,240	7,095
BII BID Aggregator D L.P.	—	61,250	—	1,956	63,206	2,055
BII BID Preferred Aggregator L.P.	45,997	9,495	—	826	56,318	3,768
BII BID Solar Aggregator L.P.	—	1,361	—	—	1,361	—
BII BID Solar II Aggregator L.P.	—	5,587	—	—	5,587	—
	$2,139,296	$1,143,292	$—	$317,469	$3,600,057	$128,111

1	Includes foreign currency translation gains and losses. Offsetting mark-to-market gains and losses from the Fund's foreign currency hedging positions are disclosed separately under 'Foreign currency forward contracts' on the Consolidated Statement of Operations.
2	Dividend and distributions income is shown gross of foreign withholding taxes.

12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with Rules 3-09 and 4-08(g) of Regulation S-X (“Rule 3-09” and “Rule 4-08(g),” respectively), the Fund must determine which of its unconsolidated controlled portfolio companies (as defined by Regulation S-X) are considered “significant subsidiaries,” if any. In evaluating these investments, Rule 1-02(w)(2) of Regulation S-X stipulates two tests to be utilized to determine if any of the Fund's controlled investments are considered significant subsidiaries for financial reporting purposes: the investment test and the income test. Rule 3-09 requires separate audited financial statements of an unconsolidated majority owned subsidiary in an annual report if any of the tests exceed the thresholds noted in Rule 1-02(w)(2) whereas Rule 4-08(g) only requires summarized financial information in an annual/semi-annual report if the thresholds are exceeded.

As of December 31, 2025, no unconsolidated controlled portfolio company met or exceeded the threshold under either of the Rule 1-02(w)(2) tests.

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BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2025

13. INDEMNIFICATIONS, COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

14. SUBSEQUENT EVENTS

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events through the date the financial statements were issued in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2025 Annual Report	43

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Brookfield Infrastructure Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Brookfield Infrastructure Income Fund Inc. and subsidiaries (the "Fund"), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, consolidated statements of changes in net assets for each of the two years in the period then ended, consolidated financial highlights for the years ended December 31, 2025, 2024 and for the period from November 1, 2023 (commencement of operations) through December 31, 2023, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2025, 2024 and for the period from November 1, 2023 (commencement of operations) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, counterparties, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois

February 27, 2026

We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.

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BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Tax Information (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2025) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 32.28% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.

For the year ended December 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 67.72%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2025 was 13.55%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

2025 Annual Report	45

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Independent Directors of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Independent Directors:(4)
Edward A. Kuczmarski c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1949	Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Governance Committee Served since 2023	Retired. Director/Trustee of the investment companies in the Fund Complex (2011–Present).	9
Stuart A. McFarland c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1947	Director, Member of the Audit Committee, Member of the Governance Committee Served since 2023	Retired; Managing Partner of Federal City Capital Advisors (1997–2021). Director/Trustee of the investment companies in the Fund Complex (2006 – Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2002–2023); Director of New America High Income Fund (2013 –Present); Director of New Senior Investment Group, Inc. (2014–2021); Director of Steward Partners (2017–2020);	9
Heather S. Goldman c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1967	Director, Member of the Audit Committee, Chair of the Governance Committee Served since 2023	CFO of My Flex, Inc., an EQBR Holdings affiliate, developing and commercializing Web 3.0 blockchain technologies (2022–2023); Executive in Residence, Global Digital Finance (2024–Present). Director/Trustee of the investment companies in the Fund Complex (2013–Present).	9
46	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
William H. Wright II c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1960	Director, Chair of the Audit Committee, Member of the Governance Committee Served since 2023	Retired. Director/Trustee of the investment companies in the Fund Complex (2020-Present); Director of the Carlyle Group, TCG BDC I, Inc. and TCG BDC II, Inc. and Carlyle Secured Lending III (2021-Present); Trustee of Doris Duke Charitable Foundation (2017-Present); Vestryman and Chairman of the Investment Committee of Trinity Church Wall Street (2022-Present); Director of Mount Sinai Health System (1998-Present); Director of New York City Ballet (2005- Present); Trustee and Treasurer of Historic Hudson Valley (2000-Present).	9
Betty A. Whelchel c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1956	Director, Member of the Audit Committee, Member of the Governance Committee Since January 1, 2024	Retired. Director/Trustee of the investment companies in the Fund Complex (2024–Present).	9
Susan Schauffert-Tam c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1968	Director, Member of the Audit Committee, Member of the Governance Committee Since November 20, 2024	Retired; Managing Director, BMO Capital Markets (1999–2024). Director/Trustee of the investment companies in the Fund Complex (2024-Present); Independent Director of Forum Asset Management Real Estate and Impact Fund and FMS Trust Fund (September 2025-Present).	9
2025 Annual Report	47

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Interested Directors/Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director
Brian F. Hurley c/o Brookfield Place, 225 Liberty Street, New York, New York 10281 Born: 1977	Secretary since 2023; Director since March 29, 2024	President of several investment companies in the Fund Complex[2] (2014–Present); Secretary of the Fund (2023–Present); Managing Director (2014–Present) and General Counsel of PSG (2017– 2024); General Counsel of Brookfield Private Wealth LLC (2021–Present); Managing Partner of Brookfield Asset Management Inc. (2016–Present). Director/Trustee of the investment companies in the Fund Complex.	9
Chloe Berry c/o Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281 Born: 1984	President Served since 2023	Managing Director of the Adviser (2022 – Present); Senior Vice President of the Adviser (2017 – 2022).	N/A
Casey P. Tushaus c/o Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281 Born: 1982	Treasurer Served since 2023	Treasurer of the investment companies in the Fund Complex (2021-Present); Assistant Treasurer of several investment companies advised by the Adviser (2016 - 2021); Senior Vice President of Wealth (2025 - Present); Director of the Adviser (2021 - 2024 ); Vice President of the Adviser (2014 - 2021).	N/A
Craig A. Ruckman c/o Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281 Born: 1977	Assistant Secretary Served Since 2023

Secretary of the investment companies in the Fund Complex, except for Brookfield Infrastructure Income Fund Inc. ( 2022 - Present); Assistant Secretary of Brookfield Infrastructure Income Fund Inc. (2023 - Present); Managing Director of the Adviser ( 2022 - 2024); Managing Director of Wealth (2025 - Present); Director of Allianz Global Investors U.S. Holdings LLC (2016 - 2022); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019 - 2022).

N/A
48	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director
Adam R. Sachs c/o Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281 Born: 1984	Chief Compliance Officer Served Since 2023	CCO of the investment companies in the Fund Complex (2017 - Present); Director of the Adviser (2017 - 2024); Senior Vice President of Wealth (2025 - Present); and CCO of Brookfield Investment Management (Canada) Inc. (2017 - 2023).	N/A
Mohamed S. Rasul c/o Brookfield Place, 225 Liberty Street, 35th Floor, New York, New York 10281 Born: 1981	Assistant Treasurer Served Since 2023	Assistant Treasurer of the investment companies in the Fund Complex (2016 - Present); Vice President of the Adviser (2019 - 2024); Vice President of Wealth (2025 - Present).	N/A

[1]	The term of office of the Independent Directors is indefinite.
[2]	The Brookfield fund complex (the "Fund Complex") is comprised of the Fund, Brookfield Investment Funds (five series underlying portfolios), Brookfield Real Assets Income Fund Inc., Oaktree Asset-Backed Income Fund Inc., and Oaktree versified Income Fund Inc.
[3]	This column generally includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., blic companies) or other investment companies registered under the 1940 Act.
[4]	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.

2025 Annual Report	49

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “DRIP,” or the “Plan”) that provides that, unless stockholders elect to receive their distributions in cash, they will be automatically reinvested by SS&C GIDS, Inc. (in such capacity, the “Plan Administrator”), in additional Shares. If stockholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

Shares received under the Plan will be issued to stockholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Stockholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information stockholders may need for tax records. Any proxy stockholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered stockholders with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

50	Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

●	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

●	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

●	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

●	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

●	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

●	Other organizations, with your consent or as directed by you; and

●	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2025 Annual Report	51

CORPORATE INFORMATION

Investment Adviser

Brookfield Asset Management Private Institutional

Capital Adviser (Canada), L.P.

181 Bay Street, Suite 330

Toronto, ON M5J 2T3

www.brookfield.com

Administrator

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-855-777-8001

E-mail: info@brookfieldoaktree.com

Transfer Agent

Shareholder inquiries relating to distributions, address

changes and shareholder account information should

be directed to the Fund’s transfer agent:

SS&C Global Investor & Distribution Solutions, Inc

801 Pennsylvania Avenue, Suite 219501

Kansas City, MO 64105-1307

1-844-915-0238

Fund Accounting Agent and Custodian

J.P. Morgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, Ohio 43240

Sub-Adviser

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281-1023

www.brookfield.com

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Paul Hastings LLP

200 Park Avenue

New York, New York 10166

Distributor

Quasar Distributors, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Directors of the Fund

Edward A. Kuczmarski

William H. Wright II

Heather S. Goldman

Stuart A. McFarland

Betty A. Whelchel

Susan Schauffert-Tam

Brian F. Hurley

Officers of the Fund

Chloe Berry

Brian F. Hurley

Casey P. Tushaus

Craig A. Ruckman

Adam R. Sachs

Mohamed S. Rasul

Chair of Board of Directors

Chair of Audit Committee

Chair of Governance Committee

Director

Director

Director

Director (Interested)

President

Secretary

Treasurer

Assistant Secretary

Chief Compliance Officer

Assistant Treasurer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

privatewealth.brookfield.com

privatewealth@brookfield.com

855-777-8001

© 2026 Brookfield

Brookfield

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Infrastructure Income Fund Inc., Brookfield Place, 225 Liberty Street, 35th Floor, New York, NY 10281-1048.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II, Heather S. Goldman and Susan Schauffert-Tam each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees and Audit Related Fees

The registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”) to perform audit services, audit-related services, and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.

Tax Fees

There were no fees paid by the registrant to the principal accountant for the performance of tax services during the fiscal year ended December 31, 2025 or the fiscal year ended December 31, 2024. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2025	FYE 12/31/2024
(a) Audit Fees	$367,500	$315,500
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2025	FYE 12/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal years ended December 31, 2025 and December 31, 2024 for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator were $0 and $0. For the fiscal years ended December 31, 2025 and December 31, 2024, these amounts reflect the amount disclosed above in (b), (c) and (d), plus $0, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant.

(h) The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and administrator is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information below provides a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict of interest.

Proxy Voting Responsibility. The Adviser has adopted policies and procedures for the voting of proxies relating to portfolio securities for the client accounts over which it has been delegated and/or granted proxy voting authority, including the Fund (the “Policies”). The Policies, which have been adopted by the Board of Directors on behalf of the Fund, enable the Fund to vote proxies in a manner consistent with the best interests of the Fund’s stockholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all proxies in accordance with the Policies. The Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations and Investment teams. The Proxy Voting Committee has engaged the services of a third-party proxy voting agent to act as agent to vote proxies, and oversees such third-party proxy voting agent’s compliance with the Policies, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (the “Guidelines”). Under the Policies, the Adviser has adopted the Guidelines as the basis for how proxy proposals are evaluated and voted upon. The Fund is generally a passive investor in holding portfolio securities, seeking to maximize stockholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of Shares that have been voted for a certain period beginning prior to the stockholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to Shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the Shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, the Adviser, in consultation with the Proxy Voting Committee, considers whether the costs of voting proxies with respect to such Shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

Case-By-Case Voting Matters. Under the Guidelines, certain voting matters are determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the third-party proxy voting agent, or other sources. The Proxy Voting Committee may propose to deviate from the Guidelines or guidance or recommendations from the third-party proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s stockholders.

Conflicts of Interest. Members of the Proxy Voting Committee will seek to resolve any conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are affected according to the guidance or recommendations of the third-party proxy voting agent. However, if a situation arises where a vote presents a conflict between the interests of the Fund’s stockholders and the interests of the Adviser, and the conflict is known to the Proxy Voting Committee, the Committee may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct the Adviser to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The third-party proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available: (i) without charge, upon request, by calling toll-free at 1-855-777-8001; and (ii) on the SEC’s website at http://www.sec.gov.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report of proxy voting matters at each quarterly meeting of the Board of Directors, which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

Proxy Voting Guidelines. Guidelines are available upon request.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

A team of investment professionals at the Adviser are jointly and primarily responsible for the day-to-day management and operations of the Fund. The portfolio managers who comprise this team, and their professional backgrounds, are set forth below:

Sam Pollock, Portfolio Manager

Mr. Pollock is Chief Executive Officer of Brookfield’s Infrastructure business and Brookfield Infrastructure Partners. In this role, he is responsible for investments, operations and the expansion of the Infrastructure business. Since joining Brookfield in 1994, Mr. Pollock has held a number of senior positions across the organization, including leading Brookfield’s corporate investment group and its private equity business. Mr. Pollock holds a Bachelor of Commerce degree from Queen’s University and is a Chartered Professional Accountant.

Chloe Berry, Portfolio Manager

Ms. Berry is a Managing Partner in Brookfield’s Infrastructure Group. In this role, Ms. Berry is the Head of Brookfield Infrastructure Income and is also responsible for the global capital markets and treasury function. She has held a number of roles within Brookfield, including leading the finance and operations of Brookfield’s private infrastructure funds. Prior to joining Brookfield, Ms. Berry worked in corporate finance and M&A at large multinational corporations and a global investment bank. Ms. Berry holds a Bachelor of Science degree from McGill University.

Sam Garetano, Portfolio Manager

Sam Garetano is a Managing Director in Brookfield's Infrastructure Group. In this role, Mr. Garetano is responsible for the portfolio management for Brookfield Infrastructure Income and leads the infrastructure investment specialist function that partners with institutional and wealth clients on infrastructure program design and portfolio construction. Prior to joining Brookfield in 2021, Mr. Garetano held roles at Waud Capital Partners, Adams Street Partners, and BlackRock, where he focused on alternative investment strategies. Mr. Garetano holds a Bachelor of Science from Syracuse University.

Caroline Rouse, Portfolio Manager

Ms. Rouse is a Managing Director in Brookfield’s Infrastructure Group. In this role, Ms. Rouse is responsible for portfolio management initiatives for Brookfield Infrastructure Income including asset allocation and portfolio construction. Ms. Rouse is also responsible for origination and execution of infrastructure investments for the broader platform. Prior to joining Brookfield, Ms. Rouse was a Vice President in the Project, Infrastructure, and Principal Finance group at Goldman Sachs and held various roles in infrastructure finance and debt capital markets at J.P. Morgan. Ms. Rouse graduated summa cum laude with a BA from Yale University and holds an MPhil with distinction from the University of Cambridge.

Hrishikesh Balaji, Portfolio Manager

Mr. Balaji is a Vice President in Brookfield’s Infrastructure Group. In this role, Mr. Balaji is responsible for portfolio management initiatives for Brookfield Infrastructure Income including asset allocation and portfolio construction. Prior to this role, Mr. Balaji was responsible for investor relations, capital raising, co-investments, and other strategic initiatives for Brookfield’s private infrastructure funds. Prior to Brookfield, Mr. Balaji worked in the assurance practice at Ernst & Young LLP. Mr. Balaji holds a Bachelor of Arts degree from the Ivey Business School at Western University, is a Chartered Professional Accountant and a CFA Charterholder.

Sub-Adviser

A team of investment professionals at the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Public Securities Portfolio, subject to overall supervision of the Adviser. The portfolio managers who comprise this team, and their professional backgrounds, are set forth below:

Christopher Janus, Portfolio Manager

Mr. Janus is a Managing Director and Portfolio Manager on the Public Securities Group’s Real Asset Debt team. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. In addition, he is responsible for covering Real Estate and CMBS. Previously, he was a Director on PSG’s Structured Products team focused on CMBS, CRE CLOs and direct lending. Prior to joining Brookfield in 2009, Mr. Janus began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Mr. Janus earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Daniel Parker, CFA, Portfolio Manager

Mr. Parker is a Managing Director and Portfolio Manager on the Public Securities Group’s Real Asset Debt team. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to Brookfield in 2006, Mr. Parker was a credit analyst at Standard & Poor’s Rating Services. Mr. Parker started his career in international trade finance at Export Development Canada. Mr. Parker earned an Honors Bachelor of Commerce degree from Lakehead University. He is a CFA charterholder and a member of the CFA Society of Chicago.

Management of Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2025: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the AUM of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on:

Adviser

Portfolio Manager	Beneficial Ownership of Equity Securities in the Fund	Number of Registered Investment Companies Managed and Total Assets for such Accounts*		Other Pooled Investment Companies and Total Assets for such Accounts*			Number of Other Accounts Managed and Total Assets for such Accounts*
	# of shares	# of accounts	AUM	# of accounts	AUM		# of accounts	AUM
Sam Pollock	-	-	$-	12	$89,491.2	**	-	$-
Chloe Berry	-	-	$-	-	$-		-	$-
Sam Garetano	-	-	$-	-	$-		-	$-
Caroline Rouse	-	-	$-	6	$80,744.8	***	-	$-
Hrishikesh Balaji	-	-	$-	-	$-		-	$-

*	Assets in Millions
**	Of the Other Pooled Investment Companies, 12 accounts, totaling $89,491.2 million in assets pays an advisory fee that is based on the performance of the accounts.
***	Of the Other Pooled Investment Companies, 6 accounts, totaling $80,744.8 million in assets pays an advisory fee that is based on the performance of the accounts.

Sub-Adviser

Portfolio Manager	Beneficial Ownership of Equity Securities in the Fund	Number of Registered Investment Companies Managed and Total Assets for such Accounts*		Other Pooled Investment Companies and Total Assets for such Accounts*		Number of Other Accounts Managed and Total Assets for such Accounts*
	# of shares	# of accounts	AUM	# of accounts	AUM	# of accounts	AUM
Christopher Janus	-	1	$1,055.2	-	$-	43	$35,104.1
Daniel Parker, CFA	-	1	$612.7	1	$18.0	31	$28,664.2

*	Assets in millions

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2025.

Adviser

Dollar Range of Securities Owned
Sam Pollock	None
Chloe Berry	None
Sam Garetano	None
Caroline Rouse	None
Hrishikesh Balaji	None

Sub-Adviser

Dollar Range of Securities Owned
Christopher Janus	None
Daniel Parker, CFA	None

Potential Conflicts of Interest

Brookfield is a global alternative asset manager with significant assets under management and a long history of owning, managing and operating assets, businesses and investment vehicles across various sectors (and underlying industries), geographies and strategies. As noted in this SAI, a key element of the Fund’s strategy is to leverage Brookfield’s experience and expertise and its broad reach, relationships and position in the market for investment opportunities and deal flow, financial resources, access to capital markets and operating needs. Brookfield believes this is in the Fund’s and its Portfolio Investments’ best interests. However, being part of this broader platform, as well as activities of and other considerations relating to Brookfield and Brookfield Accounts, give rise to actual or potential conflicts of interest which may not be resolved in favor of the Fund’s or its Portfolio Investments’ interests.

Brookfield’s activities include, among others: investment and asset management; sponsoring, offering and managing private and public investment vehicles that invest in the global fixed income, currency, commodity, equities, secondaries, private and other markets; developing, constructing, owning, managing, operating and servicing real estate and related companies and assets, renewable power and related companies, assets and facilities, infrastructure and related companies and assets, and other businesses and assets including data centers, transportation facilities, electric utilities, industrial and manufacturing facilities, energy companies, metals and mining companies, timberlands and agrilands, natural gas pipelines and storage systems and other assets; providing capital and financing solutions, as well as financial advisory, business development and other financial services; and other activities (collectively, “Brookfield Activities”). While it is expected that the Fund will benefit from Brookfield’s expertise, market positioning and connectivity that arise from Brookfield Activities, in the ordinary course of its business, Brookfield’s interests or the interests of the clients or others receiving services through Brookfield Activities (including other Brookfield Accounts) may conflict with the interests of the Fund, notwithstanding Brookfield’s direct or indirect participation in the Fund or the Fund’s Portfolio Investments. While Brookfield expects that its expertise as a global real asset operator will directly impact the Adviser’s and the Fund’s ability to identify, access and assess investment opportunities, and that the Fund’s Portfolio Investments will benefit from the greater Brookfield ecosystem, there can be no assurance of any such successful collaboration or synergies. A lack of successful collaboration or synergies, whether as a result of concerns related to conflicts or otherwise, may impact Brookfield’s ability to successfully implement its strategies or achieve its investment objectives.

Portfolio Manager Compensation

Each Portfolio Manager is compensated based on the scale and complexity of his portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of their firm. Since each Portfolio Manager is responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for each Portfolio Manager varies in line with their seniority and position. The compensation of a Portfolio Manager with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Investment Adviser seeks to compensate each Portfolio Manager commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock based compensation also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of each Portfolio Manager is comparatively fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of their respective firm and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

●	A base salary;

●	An annual cash bonus;

●	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management; and

●	If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

Each Portfolio Manager also receives certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Infrastructure Income Fund Inc.

By (Signature and Title)*	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Chloe Berry
Chloe Berry, Principal Executive Officer

Date	March 6, 2026

By (Signature and Title)*	/s/ Casey P. Tushaus
Casey P. Tushaus, Principal Financial Officer

Date	March 6, 2026